[LOGO]MFS(R)
INVESTMENT MANAGEMENT


                                        MFS(R) MUNICIPAL
                                        SERIES TRUST


                                        SEMIANNUAL REPORT -  SEPTEMBER 30, 2001


                                        FOR THE STATES OF: ALABAMA, ARKANSAS,
                                        CALIFORNIA, FLORIDA, GEORGIA, MARYLAND,
                                        AND MASSACHUSETTS













       YOU CAN RECEIVE THIS REPORT VIA E-MAIL. (SEE PAGE 62 FOR DETAILS.)

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TABLE OF CONTENTS


Letter from the Chairman                                      1
Management Review and Outlook                                 3
Performance Summary                                           5
Portfolio of Investments                                     13
Financial Statements                                         31
Notes to Financial Statements                                54
Trustees and Officers                                        65



     MFS(R) PRIVACY POLICY

     At MFS(R), we are committed to protecting your privacy.

     On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

     Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

     We may collect nonpublic personal information about you from the following sources:

         - information we receive from you on applications or other forms

         - information about your transactions with us, our affiliates, or others, and

         - information we receive from a consumer reporting agency

     We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

     We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

     Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policy may apply to you and our privacy policy may not.

     If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

     (1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Funds Distributors, Inc.




        NOT FDIC INSURED        MAY LOSE VALUE          NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[PHOTO OF JEFFREY L. SHAMES]
JEFFREY L. SHAMES


DEAR SHAREHOLDERS,

As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT

Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN

We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade-long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART

Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

INVESTING IN UNCERTAIN TIMES

The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

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If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames

JEFFREY L. SHAMES
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
MFS INVESTMENT MANAGEMENT(R)

October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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MANAGEMENT REVIEW AND OUTLOOK


DEAR SHAREHOLDERS,

Over the past six months, U.S. economic growth continued to slow. Evidence of that included deterioration in business investment, falling stock prices, and an uptick in unemployment. Just when many observers appeared to be feeling the economy might be bottoming, the events of September 11 accelerated the downward trend. Investors became increasingly wary that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- might fall off dramatically. By the end of the period, we had become concerned about the possibility of negative GDP growth for the third quarter, which could signal the start of a recession. (GDP numbers are generally released approximately one month after quarter end.) A recession is usually defined as two consecutive quarters of negative GDP growth.

Throughout the period, however, the Federal Reserve Board (the Fed) attempted to revive economic growth with an aggressive series of interest rate cuts -- the most dramatic series of rate cuts in over fifty years.

In the bond market, the effect of Fed rate cuts was most pronounced on shorter-maturity bonds. The yield curve steepened dramatically, with short rates falling substantially and long rates essentially unchanged over the past six months. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity. Typically, bonds with longer maturities, in the 15- to 30-year range, pay higher yields but are also more sensitive to changes in interest rates.)

There's a saying in the bond market that the Fed determines the short end of the yield curve, but investors determine the long end. Long rates were relatively stable over the past six months because, while near-term economic growth continued to deteriorate, investors in the long part of the yield curve were looking past the downturn. We think they anticipated that the Fed's actions would help stimulate a recovery and began to worry about growth and inflation heating up in the future. Another factor was that long rates had already fallen dramatically last year as investors anticipated the Fed would eventually cut short-term rates.

The effect on municipal bond yields mimicked the overall bond market, with short-term rates (10-year maturities and shorter) falling and longer-term rates remaining relatively stable. Because the portfolios were heavily weighted in the 15- to 20-year portion of the yield curve, their holdings were relatively unaffected by the Fed's rate cuts.

In managing the portfolios, we use historical analysis to determine what we believe is the optimal spot on the yield curve -- a time to maturity that optimizes the combination of yield and risk. Our research has indicated for some time that the 15- to 20-year part of the yield curve is that optimal spot. For example, in our experience a 20-year bond typically pays 98% of the yield of a similar 30-year bond but carries only 75%-80% of the duration risk of that 30-year bond. (Duration is a measurement of a bond's price-sensitivity to changes in interest rates.) Not all of our holdings have maturities in the 15- to 20-year range, but we try to maintain the average maturity of the portfolios in that range.

Our positioning on the yield curve is one part of our overall investment process. The other main element is the use of fundamental, bottom-up MFS Original Research(R) to determine market sectors, as well as find bonds within those sectors, that may provide the best combination of risk and return.

For example, over a year ago, our analysts felt the health care sector was approaching bottom and was poised to move upward. We acted on that research by increasing our health care exposure to the extent that opportunities were available in individual states. And over the period we indeed witnessed the beginning of a turnaround, as health care became the best-performing municipal bond sector. We believe this was driven by the market's recognition of at least two positive developments: Congress began to restore health care funding it had cut some years earlier, and HMOs began to grant reimbursement rate increases to hospitals.

Energy issues also outperformed the general market over the period. The default of Pacific Gas & Electric in California, in our view, convinced many investors that the speed of deregulation would slow down across the country. This was generally positive for utility bonds because investors had come to regard deregulation as a bad thing, and a fear of the negative effects of deregulation had been factored into energy sector prices.

In addition, lower-rated bonds in general did well as investors seemed to look through the downturn to anticipate a recovery.

As we look ahead, the events of September 11 continue to reverberate in the economy. In the municipal market, we think that airline, airport, and port authority bonds may feel the most direct effect of the attacks. Reduced air travel has already hurt the credit quality of airline issues; we reduced our holdings in airlines on the belief that these companies will be under economic pressure for some time. For many port authorities, however, we feel the long-term effects may be minimal, and we think panic selling may, in fact, create some buying opportunities in relatively secure issuers.

From a broader viewpoint, we think the post-September 11 environment will be one of increased budgetary pressure on state and local governments that were already hurting from

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declining corporate tax revenues. Weaker consumer spending will hurt sales tax receipts and other forms of revenue. The good news, we think, is that state and local governments in general are prepared for short-term bad news -- much more so than they were before the 1990-1991 recession. Overall, we feel they're better managed than they were a decade ago, and they've put aside substantial budgetary reserves from the boom years of the late 1990s. So although the short-term economic news will likely be negative, we think the municipal market looks healthy overall.


Respectfully,

/s/ Michael L. Dawson                        /s/ Geoffrey L. Schechter


Michael L. Dawson                                Geoffrey L. Schechter
Portfolio Manager                                Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.


    PORTFOLIO MANAGERS' PROFILES

    MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999, AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

    GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

    ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

    FUND FACTS

    OBJECTIVE: EACH FUND SEEKS CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND FROM THE PERSONAL INCOME TAXES, IF ANY, OF THE STATE TO WHICH ITS NAME REFERS.

    COMMENCEMENT OF INVESTMENT OPERATIONS:

    ALABAMA                            FEBRUARY 1, 1990
    ARKANSAS                           FEBRUARY 3, 1992
    CALIFORNIA                         JUNE 18, 1985
    FLORIDA                            FEBRUARY 3, 1992
    GEORGIA                            JUNE 6, 1988
    MARYLAND                           OCTOBER 31, 1984
    MASSACHUSETTS                      APRIL 9, 1985


    NET ASSETS AS OF SEPTEMBER 30, 2001:

    ALABAMA                            $ 94.8 MILLION
    ARKANSAS                           $126.6 MILLION
    CALIFORNIA                         $425.2 MILLION
    FLORIDA                            $ 92.0 MILLION
    GEORGIA                            $ 69.1 MILLION
    MARYLAND                           $160.4 MILLION
    MASSACHUSETTS                      $251.8 MILLION


    CLASS INCEPTION:

    ALABAMA             CLASS A        FEBRUARY 1, 1990
                        CLASS B        SEPTEMBER 7, 1993

    ARKANSAS            CLASS A        FEBRUARY 3, 1992
                        CLASS B        SEPTEMBER 7, 1993

    CALIFORNIA          CLASS A        JUNE 18, 1985
                        CLASS B        SEPTEMBER 7, 1993
                        CLASS C        JANUARY 3, 1994

    FLORIDA             CLASS A        FEBRUARY 3, 1992
                        CLASS B        SEPTEMBER 7, 1993

    GEORGIA             CLASS A        JUNE 6, 1988
                        CLASS B        SEPTEMBER 7, 1993

    MARYLAND            CLASS A        OCTOBER 31, 1984
                        CLASS B        SEPTEMBER 7, 1993

    MASSACHUSETTS       CLASS A        APRIL 9, 1985
                        CLASS B        SEPTEMBER 7, 1993

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)


MFS(R) ALABAMA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.09%     +9.97%    +14.96%     +34.31%    +90.69%

Average Annual Total Return
  Excluding Sales Charge         --      +9.97%    + 4.76%     + 6.08%    + 6.67%

Average Annual Total Return
  Including Sales Charge         --      +4.74%    + 3.07%     + 5.05%    + 6.15%


                                                                          CLASS B
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.70%     +9.14%    +12.40%     +29.35%    +79.07%

Average Annual Total Return
  Excluding Sales Charge         --      +9.14%    + 3.97%     + 5.28%    + 6.00%

Average Annual Total Return
  Including Sales Charge         --      +5.14%    + 3.07%     + 4.95%    + 6.00%

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) ARKANSAS MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS      LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.77%    +10.62%    +15.35%     +34.31%    +78.70%

Average Annual Total Return
  Excluding Sales Charge         --     +10.62%    + 4.87%     + 6.08%    + 6.20%

Average Annual Total Return
  Including Sales Charge         --     + 5.37%    + 3.19%     + 5.05%    + 5.66%


                                                                          CLASS B
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS      LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.37%     +9.78%    +12.85%     +29.33%    +67.06%

Average Annual Total Return
  Excluding Sales Charge         --      +9.78%    + 4.11%     + 5.28%    + 5.46%

Average Annual Total Return
  Including Sales Charge         --      +5.78%    + 3.19%     + 4.95%    + 5.46%

*For the period from the commencement of the fund's investment operations, February 3, 1992, through September 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) CALIFORNIA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.58%     +9.81%    +14.48%     +36.34%    +90.31%

Average Annual Total Return
  Excluding Sales Charge         --      +9.81%    + 4.61%     + 6.40%    + 6.65%

Average Annual Total Return
  Including Sales Charge         --      +4.59%    + 2.93%     + 5.37%    + 6.13%


                                                                          CLASS B
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.18%     +8.96%    +11.81%     +31.00%    +77.45%

Average Annual Total Return
  Excluding Sales Charge         --      +8.96%    + 3.79%     + 5.55%    + 5.90%

Average Annual Total Return
  Including Sales Charge         --      +4.96%    + 2.87%     + 5.22%    + 5.90%


                                                                          CLASS C
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.10%     +8.98%    +11.55%     +30.21%    +76.86%

Average Annual Total Return
  Excluding Sales Charge         --      +8.98%    + 3.71%     + 5.42%    + 5.87%

Average Annual Total Return
  Including Sales Charge         --      +7.98%    + 3.71%     + 5.42%    + 5.87%

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) FLORIDA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS      LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.19%    +10.19%    +13.66%     +31.63%    +78.97%

Average Annual Total Return
  Excluding Sales Charge         --     +10.19%    + 4.36%     + 5.65%    + 6.21%

Average Annual Total Return
  Including Sales Charge         --     + 4.96%    + 2.68%     + 4.63%    + 5.68%


                                                                          CLASS B
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS      LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.88%     +9.42%    +11.06%     +26.60%    +67.01%

Average Annual Total Return
  Excluding Sales Charge         --      +9.42%    + 3.56%     + 4.83%    + 5.45%

Average Annual Total Return
  Including Sales Charge         --      +5.42%    + 2.64%     + 4.50%    + 5.45%

*For the period from the commencement of the fund's investment operations, February 3, 1992, through September 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) GEORGIA MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.26%    +10.28%    +13.71%     +33.72%    +83.48%

Average Annual Total Return
  Excluding Sales Charge         --     +10.28%    + 4.38%     + 5.98%    + 6.26%

Average Annual Total Return
  Including Sales Charge         --     + 5.04%    + 2.70%     + 4.96%    + 5.74%


                                                                          CLASS B
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.87%     +9.45%    +11.18%     +28.78%    +72.45%

Average Annual Total Return
  Excluding Sales Charge         --      +9.45%    + 3.59%     + 5.19%    + 5.60%

Average Annual Total Return
  Including Sales Charge         --      +5.45%    + 2.67%     + 4.86%    + 5.60%

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) MARYLAND MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.32%    +10.21%    +13.01%     +32.02%    +75.69%

Average Annual Total Return
  Excluding Sales Charge         --     +10.21%    + 4.16%     + 5.71%    + 5.80%

Average Annual Total Return
  Including Sales Charge         --     + 4.97%    + 2.48%     + 4.69%    + 5.28%


                                                                          CLASS B
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.98%     +9.40%    +10.84%     +27.81%    +66.26%

Average Annual Total Return
  Excluding Sales Charge         --      +9.40%    + 3.49%     + 5.03%    + 5.22%

Average Annual Total Return
  Including Sales Charge         --      +5.40%    + 2.57%     + 4.70%    + 5.22%

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

                                                                          CLASS A
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +3.28%    +10.30%    +13.40%     +32.00%    +81.68%

Average Annual Total Return
  Excluding Sales Charge         --     +10.30%    + 4.28%     + 5.71%    + 6.15%

Average Annual Total Return
  Including Sales Charge         --     + 5.06%    + 2.60%     + 4.69%    + 5.64%


                                                                          CLASS B
                            -----------------------------------------------------
                            6 MONTHS     1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge      +2.94%     +9.68%    +11.20%     +27.74%    +72.15%

Average Annual Total Return
  Excluding Sales Charge         --      +9.68%    + 3.60%     + 5.02%    + 5.58%

Average Annual Total Return
  Including Sales Charge         --      +5.68%    + 2.69%     + 4.69%    + 5.58%

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

By concentrating in one state rather than diversifying among several, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those states than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (UNAUDITED) -- September 30, 2001

MFS ALABAMA MUNICIPAL BOND FUND

MUNICIPAL BONDS - 96.0%

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
-------------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 3.2%
 Alabama Docks Department Facilities Rev.,
  MBIA, 5.375s, 2017                                                          $     1,000   $ 1,031,190
 Alabama Docks Department Facilities Rev.,
  MBIA, 5.5s, 2022                                                                  1,000     1,028,040
 Mobile, AL, Airport Authority Rev., 7.375s, 2012                                   1,000     1,012,250
                                                                                            -----------
                                                                                            $ 3,071,480
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 10.3%
 Birmingham, AL, 5s, 2019                                                     $       815   $   813,981
 Hoover, AL, 6s, 2017                                                                 500       566,585
 Houston County, AL, AMBAC, 6.25s, 2019                                               750       847,208
 Huntsville, AL, 5.5s, 2020                                                         1,000     1,024,560
 Huntsville, AL, Health Care Authority,
  5.625s, 2026                                                                        950       957,030
 Russell County, AL, Warrants, AMBAC,
  5s, 2017                                                                          1,000     1,013,370
 Shelby County, AL, 7.4s, 2007                                                      1,000     1,033,730
 Shelby County, AL, MBIA, 0s, 2011                                                  3,000     1,631,310
 Shelby County, AL, 7.7s, 2017                                                        800       825,312
 Tuscaloosa, AL, 5.7s, 2018                                                         1,000     1,063,690
                                                                                            -----------
                                                                                            $ 9,776,776
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 8.2%
 Birmingham, AL, 5.75s, 2017                                                  $     1,000   $ 1,072,420
 Birmingham, AL, 5.75s, 2019                                                        2,000     2,122,600
 Hoover, AL, Board of Education, MBIA,
  5.25s, 2019                                                                       1,000     1,020,210
 Montgomery, AL, MBIA, 5.1s, 2021                                                   1,005     1,006,055
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 8.722s, 2017++++ +                                                             500       567,140
 State of Alabama, 5s, 2020                                                         2,000     1,982,980
                                                                                            -----------
                                                                                            $ 7,771,405
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 5.8%
 Bessemer, AL, AMBAC, 5.5s, 2020                                              $     2,015   $ 2,104,426
 Jefferson County, AL, FSA, 5.5s, 2020                                              1,750     1,815,415
 Phenix City, AL, AMBAC, 5.65s, 2021                                                1,500     1,587,795
                                                                                            -----------
                                                                                            $ 5,507,636
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 15.5%
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), AMBAC,
  5s, 2025++++++                                                              $     1,000   $ 1,005,480
 Alabama Special Care Facilities Financing
  Authority (Daughters of Charity), AMBAC,
  5s, 2025++++++                                                                    1,500     1,508,220
 Baldwin County, AL, Eastern Shore Health Care
  (Thomas Hospital), 6.75s, 2015                                                    1,000     1,011,620
 Birmingham, AL, Baptist Health Systems
  (Baptist Medical Center), 5.625s, 2015                                              300       303,315
 Cullman, AL, Medical Park South Clinic,
  "A", 6.5s, 2023                                                                   1,000     1,003,190
 Gadsden East, AL, Medical Clinic Board Rev.
  (Baptist Hospital), 7.8s, 2021++++++                                              1,000     1,024,270
 Houston County, AL, Health Care Authority,
  AMBAC, 6.125s, 2022                                                               1,000     1,089,920
 Huntsville, AL, Health Care Authority Rev., MBIA,
  6.375s, 2022                                                                        850       884,459
 Huntsville, AL, Health Care Authority Rev., MBIA,
  5s, 2023                                                                          1,000       966,560
 Lauderdale County & Florence, AL, Health Care
  Authority Rev. (Coffee Health Group), MBIA,
  5.75s, 2014                                                                       1,000     1,077,200
 Lauderdale County & Florence, AL, Health Care
  Authority Rev. (Eliza Coffee Memorial Hospital),
  MBIA, 5.75s, 2014 ++++++                                                         $1,000    $1,120,040
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), 7s, 2015                                               780       786,919
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC,
  5.875s, 2016                                                                      1,000     1,071,680
 Montgomery, AL, Special Care Facilities
  Financing Authority Rev. (Baptist Health),
  FSA, 5.375s, 2019                                                                 1,150     1,176,404
 Valley, AL, Special Care Facilities Financing
  Authority (Lanier Memorial Hospital),
  5.65s, 2022                                                                         735       630,380
                                                                                            -----------
                                                                                            $14,659,657
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - CHEMICALS - 1.6%
 Tarrant City, AL, Industrial Development Board
  Rev. (Vulcan Materials), 7.5s, 2011                                         $     1,500   $ 1,533,330
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 1.8%
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion International),
  5.9s, 2017                                                                  $     1,000   $ 1,011,480
 Mobile, AL, Industrial Development Board
  Improvement Rev. (International Paper Co.),
  6.35s, 2016                                                                         650       682,071
                                                                                            -----------
                                                                                            $ 1,693,551
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 3.7%
 Butler, AL, Industrial Developement Board,
  Solid Waste Rev. (James River Corp.),
  8s, 2028                                                                    $       150   $   160,252
 Camden, AL, Industrial Development Board,
  Pollution Control Rev. (Macmillian Bloedel),
  7.75s, 2009                                                                         500       505,935
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion International),
  6s, 2029                                                                            500       503,505
 Mobile County, AL, 6s, 2014                                                        1,345     1,477,886
 Mobile, AL, Industrial Development Board
  Improvement Rev. (International Paper Co.),
  6.45s, 2019                                                                         350       369,614
 Selma, AL, Industrial Development Board
  (International Paper Co.), 6.7s, 2018                                               500       532,250
                                                                                            -----------
                                                                                            $ 3,549,442
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - METALS - 0.5%
 Mobile County, AL, Industrial Development
  Board Rev. (Ipsco, Inc.), 1s, 2030                                          $       500   $   521,245
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 4.4%
 Birmingham, AL, Downtown Redevelopment
  Authority Rev. (Social Security Administratin
  Building), 12.5s, 2010++++++                                                $     2,235   $ 3,050,730
 East Central, AL, Industrial Development Authority,
  Rev., AMBAC, 5.4s, 2015                                                           1,000     1,078,110
                                                                                            -----------
                                                                                            $ 4,128,840
-------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 3.3%
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev. (South Bay
  Apartments), FNMA, 5.875s, 2021                                             $     1,000   $ 1,024,430

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
-------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - CONTINUED
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev. (St. Jude),
  FHA, 7.25s, 2023                                                            $     1,265   $ 1,310,831
 Birmingham, AL, Multi-Family Housing Rev.
  (Beaconview Apartments), 8s, 2030                                                   400       408,920
 Puerto Rico Housing Finance Corp., Multi-Family
  Mortgage Rev., 7.5s, 2015                                                           340       343,434
                                                                                            -----------
                                                                                            $ 3,087,615
-------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.1%
 Territory of Virgin Islands, Public Finance Authority,
  5.5s, 2018                                                                  $     1,000   $ 1,024,410
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 3.5%
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 6.55s, 2014                                            $       910   $   957,465
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 5.7s, 2015                                                   1,330     1,393,521
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 5.4s, 2022                                                   1,000     1,002,940
                                                                                            -----------
                                                                                            $ 3,353,926
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 6.4%
 Alabama Building Renovation Authority, AMBAC,
  6s, 2014                                                                    $     1,515   $ 1,702,587
 Alabama Public School & College, Capital
  Improvement, 5.75s, 2017                                                          1,000     1,077,990
 Alabama Public School & College, Capital
  Improvement, 5.75s, 2018                                                          1,035     1,110,131
 Jefferson County, AL, Board of Education, FSA,
  5.8s, 2020                                                                          865       918,656
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  8.472s, 2013++++ +                                                                  500       612,250
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  8.472s, 2016++++ +                                                                  500       601,240
                                                                                            -----------
                                                                                            $ 6,022,854
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 3.8%
 Alabama Board of Education Rev. (Shelton State
  Community College), MBIA, 6s, 2014++++++                                    $     1,000   $ 1,111,540
 Alabama Board of Education Rev. (Southern
  Union Community College), MBIA, 5s, 2018                                          1,000     1,007,130
 Alabama Public Schools & Colleges, 5s, 2019                                          500       498,765
 Homewood, AL, Educational Building Authority,
  Educational Facilities Rev. (Samford University),
  6.5s, 2016                                                                        1,000     1,023,480
                                                                                            -----------
                                                                                            $ 3,640,915
-------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 9.3%
 DeKalb & Cherokee County, AL, Gas Rev., AMBAC,
  5.4s, 2016                                                                  $     2,000   $ 2,077,500
 Guam Power Authority Rev., RITES, AMBAC,
  8.143s, 2013++++ +                                                                  500       573,760
 Guam Power Authority Rev., RITES, AMBAC,
  7.643s, 2018++++ +                                                                4,500     4,665,465
 Southeast Alabama Gas District Systems Rev.,
  AMBAC, 5.5s, 2020                                                                 1,000     1,045,500
 Tuskegee, AL, Utilities Board, AMBAC, 5.5s, 2022                                     400       413,848
                                                                                            -----------
                                                                                            $ 8,776,073
-------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 13.6%
 Alabama Drinking Water Finance Authority, AMBAC,
  5.75s, 2018                                                                 $     1,000   $ 1,074,370
 Alabama Drinking Water Finance Authority,
  AMBAC, 6s, 2021                                                                     725       791,200
 Alabama Water Pollution Control Authority,
  AMBAC, 5.5s, 2016                                                                 1,000     1,034,450
 Alabama Water Pollution Control Authority,
  AMBAC, 5.75s, 2019                                                                1,000     1,061,670
 Alabama Water Pollution Control Authority,
  AMBAC, 5.5s, 2020                                                                 1,380     1,411,850
 Bessemer, AL, Water Rev., AMBAC, 5.75s, 2026                                       1,000     1,052,260
 Jasper, AL, Waterworks & Sewer Board,
  AMBAC, 5.2s, 2020                                                                   750       760,395
 Jefferson County, AL, Sewer Rev., FGIC, 5.7s, 2019                                 1,000     1,045,430
 Jefferson County, AL, Sewer Rev., FGIC, 5s, 2021                                     925       915,861
 Limestone County, AL, Water Authority Rev.,
  FGIC, 5.5s, 2026                                                                  2,650     2,738,484
 Madison, AL, Water & Waste Board, MBIA,
  5.5s, 2019                                                                        1,000     1,035,160
                                                                                            -----------
                                                                                            $12,921,130
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $85,664,055)                                        $91,040,285
-------------------------------------------------------------------------------------------------------

FLOATING RATE DEMAND NOTES - 2.2%

 Harris County, TX, Hospital Rev.
  (Methodist Hospital), due 10/01/01                                          $       700   $   700,000
 Harris County, TX, Industrial Development Corp.
  (Shell Oil Co.), due 10/01/01                                                       200       200,000
 Maricopa County, AZ, Pollution Control Rev.
  Arizona Public Service Co., due 10/01/01                                            100       100,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                                                        300       300,000
 Seiver County, TN, Public Building Authority,
  due 10/04/01                                                                        400       400,000
 Sevier County, TN, Public Building Authority,
  due 10/04/01                                                                        300       300,000
 Sevier County, TN, Public Building Authority,
  due 10/04/01                                                                         50        50,000
-------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                                        $ 2,050,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $87,714,055)                                            $93,090,285

OTHER ASSETS, LESS LIABILITIES - 1.8%                                                         1,682,569
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                         $94,772,854
-------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS ARKANSAS MUNICIPAL BOND FUND

MUNICIPAL BONDS - 98.7%

--------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
--------------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 0.6%
 Little Rock, AR, Airport Rev., FSA, 5.25s, 2019                               $       800   $   814,784
--------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 3.0%
 Arkansas College Savings, 0s, 2017                                            $     1,840   $   838,985
 Commonwealth of Puerto Rico, RITES,
  8.741s, 2019++++ +                                                                 1,250     1,409,050
 Sebastian County, AR, Refunding and Improvement,
  AMBAC, 5.6s, 2017                                                                  1,500     1,578,915
                                                                                             -----------
                                                                                             $ 3,826,950
--------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 7.2%
 Commonwealth of Puerto Rico, MBIA,
  RITES, 9.241s, 2020++++ +                                                    $     3,000   $ 3,603,300
 Little Rock, AR, School District, FSA, 5s, 2017                                     1,000     1,018,100
 Puerto Rico Municipal Finance Agency, FSA,
  RITES, 8.722s, 2017++++ +                                                            735       833,696
 Puerto Rico Municipal Finance Agency, FSA,
  RITES, 8.722s, 2018++++ +                                                          3,250     3,664,310
                                                                                             -----------
                                                                                             $ 9,119,406
--------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 3.0%
 Arkansas College Savings, 0s, 2012                                            $     1,200   $   742,080
 Arkansas College Savings, 0s, 2013                                                  1,000       583,810
 Arkansas College Savings, 0s, 2014                                                  1,150       631,695
 Arkansas College Savings, 0s, 2015                                                  1,600       827,184
 Little Rock, AR, School District, FSA, 5.4s, 2017                                   1,000     1,046,460
                                                                                             -----------
                                                                                             $ 3,831,229
--------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 16.7%
 Arkansas Development Finance Authority,
  Health Facilities Rev. (Sisters of Mercy),
  MBIA, 5s, 2013                                                               $     4,340   $ 4,582,042
 Arkansas Development Finance Authority,
  Health Facilities Rev. (Sisters of Mercy),
  MBIA, 5s, 2019                                                                     4,000     4,003,720
 Arkansas Development Finance Authority
  (Biosciences Institute College), 5.125s, 2028                                        500       481,660
 Baxter County, AR, Hospital Rev., 7.5s, 2002++++++                                  3,145     3,358,200
 Baxter County, AR, Hospital Rev., 5.6s, 2021                                        1,500     1,454,115
 Crittenden County, AR, 7.15s, 2025                                                    750       814,260
 Jefferson County, AR, Hospital Rev., 5.8s, 2021                                     1,000     1,016,660
 Little Rock, AR, Health Facilities Board
  (Baptist Medical Center), 6.9s, 2009                                                 400       463,396
 Little Rock, AR, Health Facilities Board
  (Baptist Medical Center), 7s, 2017++++++                                           3,250     3,390,107
 North Little Rock, AR, Baptist Health Facilities,
  5.7s, 2022                                                                           500       506,170
 Pulaski County, AR, Hospital Rev.
  (Children's Hospital), 6.15s, 2017                                                 1,000     1,013,400
                                                                                             -----------
                                                                                             $21,083,730
--------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 1.1%
 Arkansas Development Finance Authority,
  AMBAC, 5.375s, 2019                                                          $     1,315   $ 1,373,636
--------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 2.9%
 Jonesboro, AR, Industrial Development Rev.
  (Anheuser-Busch), 6.5s, 2012                                                 $     3,500   $ 3,657,080
--------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 1.5%
 Camden, AR, Environmental Improvement Rev.
  (International Paper), 7.625s, 2018                                          $     1,000   $ 1,083,380
 Pine Bluff, AR, Environmental Improvement Rev.
  (International Paper Co.), 6.7s, 2020                                                300       323,253
 Pine Bluff, AR, Environmental Improvement Rev.
  (International Paper Co.), 5.55s, 2022                                       $       500   $   493,840
                                                                                             -----------
                                                                                             $ 1,900,473
--------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - METALS - 2.9%
 Blytheville, AR, Solid Waste Recycling &
  Sewerage Treatment Rev. (Nucor),
  6.375s, 2023                                                                 $     3,565   $ 3,687,066
--------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 1.6%
 Pulaski County, AR, Public Facilities Board,
  GNMA, 5.75s, 2034                                                            $     1,965   $ 1,999,702
--------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 3.5%
 Little Rock, AR, Hotel & Restaurant Gross
  Receipts Tax Rev., 7.375s, 2015                                              $     2,790   $ 3,447,575
 Territory of Virgin Islands, 5.5s, 2022                                             1,000     1,004,380
                                                                                             -----------
                                                                                             $ 4,451,955
--------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 10.3%
 Harrison, AR, Residential Housing
  Facilities Board, FGIC, ETM, 7.4s, 2011                                      $     4,000   $ 5,042,360
 Jefferson County, AR, Health Care &
  Residential Facilities Board, 7.25s, 2011                                            390       399,477
 Lonoke County, AR, Residential Housing
  Facilities Board, 7.375s, 2011                                                        68        71,189
 Lonoke County, AR, Residential Housing
  Facilities Board, FNMA, 7.9s, 2011                                                   417       451,690
 Mississippi County, AR, Public Facilities Board,
  Mortgage Rev., 7.2s, 2010                                                            480       506,616
 North Little Rock, AR, Residential Housing
  Facilities Board, 0s, 2010                                                         5,779     3,092,921
 Pulaski County, AR, Public Facilities Board Rev.,
  FNMA, 0s, 2014                                                                     2,750     1,487,613
 Saline County, AR, Residential Housing
  Facilities Board, 7.875s, 2011                                                       355       371,138
 Sherwood, AR, Residential Housing
  Facilities Board, MBIA, 7.5s, 2011++++++                                           1,250     1,560,112
                                                                                             -----------
                                                                                             $12,983,116
--------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 7.3%
 Arkansas Development Finance Authority,
  5.3s, 2023                                                                   $     1,000   $ 1,025,280
 Arkansas Development Finance Authority,
  Single Family Mortgage Rev., GNMA, 7.45s, 2027                                       765       820,118
 Arkansas Development Finance Authority,
  Single Family Mortgage Rev., GNMA, 6.7s, 2027                                      2,600     2,759,354
 Arkansas Finance Authority, 5.85s, 2024                                             1,765     1,849,049
 Arkansas Finance Authority, Single Family
  Housing, GNMA, 5.3s, 2033                                                            850       840,905
 Arkansas Housing Development Agency,
  Single Family Mortgage Rev., ETM,
  8.375s, 2011 #                                                                     1,000     1,328,750
 West Memphis, AR, Public Facilities Board
  Mortgage Rev., AMBAC, 0s, 2011                                                     1,090       596,023
                                                                                             -----------
                                                                                             $ 9,219,479
--------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 2.2%
 Arkansas Development Finance Authority, AMBAC,
  5.8s, 2020                                                                   $       500   $   522,860
 Arkansas Development Finance Authority,
  Local Government Rev., 7.1s, 2008 +                                                  270       277,676
 Arkansas Development Finance Authority,
  Single Family Mortgage Rev., 0s, 2011                                              2,855     1,367,088

--------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
--------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - CONTINUED
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2018                                                                $       620    $   673,165
                                                                                             -----------
                                                                                             $ 2,840,789
--------------------------------------------------------------------------------------------------------
STUDENT LOAN REVENUE - 2.3%
 Arkansas Student Loan Authority Rev.,
  6.75s, 2006                                                                 $       765    $   782,748
 Arkansas Student Loan Authority Rev.,
  6.25s, 2010                                                                       2,000      2,132,740
                                                                                             -----------
                                                                                             $ 2,915,488
--------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 1.8%
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority, MBIA,
  5.875s, 2021                                                                $     2,000    $ 2,224,780

UNIVERSITIES - COLLEGES - 2.4%
 Conway, AR, Public Facilities Rev.
  (Hendrix College), 5.85s, 2016                                              $     1,000    $ 1,044,890
 Siloam Springs, AR, Public Education Facilities
  (John Brown University), AMBAC, 5.35s, 2020                                         500        518,780
 University of Arkansas Rev., MBIA,
  5.05s, 2019                                                                       1,500      1,515,960
                                                                                             -----------
                                                                                             $ 3,079,630
--------------------------------------------------------------------------------------------------------
UNIVERSITIES - DORMATORIES - 2.8%
 Arkansas State University, Housing Systems,
  AMBAC, 5.15s, 2021                                                          $     1,240    $ 1,258,736
 Arkansas State University Rev., AMBAC,
  5s, 2019                                                                            250        252,143
 Arkansas Tech University, Housing Systems,
  AMBAC, 5.2s, 2026                                                                 1,000      1,018,870
 Pope County, AR, Residential Housing Facilities
  Board (Arkansas Tech University),
  6s, 2027                                                                          1,000        957,980
                                                                                             -----------
                                                                                             $ 3,487,729
--------------------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 12.3%
 Jefferson County, AR, Pollution Control Rev.
  (Arkansas Power & Light), 6.3s, 2018                                        $     1,050    $ 1,081,836
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2010                                                                        2,000      2,351,920
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2015                                                                        6,000      7,253,460
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), 8s, 2020                                                1,780      1,815,992
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light), FSA, 8s, 2021                                           3,000      3,081,930
                                                                                             -----------
                                                                                             $15,585,138
--------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 13.3%
 Arkansas Development Finance Authority,
  5.5s, 2018                                                                  $       750    $   801,735
 Arkansas Development Finance Authority,
  Economic Development Rev., AMBAC,
  5.65s, 2014                                                                         600        635,304
 Arkansas Development Finance Authority,
  Revolving Loan Fund, 5.85s, 2006++++++                                            2,130      2,386,942
 Arkansas Development Finance Authority,
  Waste Water Systems Rev., 4.875s, 2017                                            1,250      1,240,912
 Arkansas Water Resources Development
  Authority, 6.375s, 2021                                                           1,000      1,027,530
 Fort Smith, AR, AMBAC, 5.65s, 2019                                                 1,000      1,057,350
 Fort Smith, AR, Water & Sewer Rev., MBIA,
  6s, 2012                                                                          2,250      2,418,997
 Little Rock, AR, Sewer Rev., 5s, 2022                                        $     1,750   $  1,718,780
 Paragould, AR, Water & Sewer Rev., AMBAC,
  5.6s, 2020                                                                          765        808,345
 South Sebastian County, AR, Water Users
  Assn., 5.95s, 2016                                                                2,425      2,455,313
 South Sebastian County, AR, Water Users
  Assn., 6.15s, 2023                                                                1,000      1,007,570
 Virgin Islands Water & Power Authority Rev.,
  5.3s, 2018                                                                        1,250      1,285,350
                                                                                             -----------
                                                                                            $ 16,844,128
--------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $115,428,518)                                       $124,926,288
--------------------------------------------------------------------------------------------------------

FLOATING RATE DEMAND NOTES - 2.0%
--------------------------------------------------------------------------------------------------------
 East Baton Rouge, LA, Pollution Control Rev.
  (Exxon Corp.), due 10/01/01                                                 $       100   $    100,000
 Maricopa County, AZ, Pollution Control Rev.
  Arizona Public Service Co., due 10/01/01                                            150        150,000
 New York City Municipal Water Finance Authority,
  due 10/01/01                                                                        300        300,000
 Seiver County, TN, Public Building Authority,
  due 10/04/01                                                                      1,800      1,800,000
 Uinta County, WY, Pollution Control Rev. (Chevron),
  due 10/01/01                                                                        100        100,000
--------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT INDENTIFIED COST                                       $  2,450,000
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $117,878,518 )                                          $127,376,288

OTHER ASSETS, LESS LIABILITIES - (0.7%)                                                         (825,659)
--------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                         $126,550,629
--------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS (UNAUDITED)

MFS CALIFORNIA MUNICIPAL BOND FUND

Municipal Bonds - 97.2%

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
-------------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 9.0%
 Los Angeles, CA, Department of Airport Rev.
  (Ontario International Airport), FGIC,
  6s, 2017                                                                    $     4,100   $ 4,465,925
 Los Angeles, CA, Harbor Department Rev.,
  5.375s, 2023                                                                      3,000     3,069,660
 Los Angeles, CA, Harbor Department Rev.,
  6.625s, 2025                                                                      2,000     2,110,040
 Long Beach, CA, Harbor Department Rev.,
  FGIC, 6s, 2017                                                                    2,570     2,918,029
 Long Beach, CA, Harbor Department Rev.,
  FGIC, 5.25s, 2018                                                                 3,500     3,595,900
 Port Oakland, CA, Port Rev., MBIA,
  6.5s, 2016                                                                        1,000     1,059,610
 Port Oakland, CA, Port Rev., "K", FGIC,
  5.75s, 2020                                                                       4,000     4,230,600
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev.,
  FSA, 5.5s, 2013                                                                   3,850     4,124,967
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev.,
  FSA, 5s, 2018                                                                     5,000     4,993,350
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev.,
  6.5s, 2019                                                                        4,000     4,350,760
 San Francisco, CA, City & County Airport
  Commission, International Airport Rev.,
  MBIA, 4.5s, 2028                                                                  3,600     3,322,296
                                                                                            -----------
                                                                                            $38,241,137
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 5.9%
 San Francisco, CA, Union Square, MBIA,
  6s, 2020                                                                    $     1,000   $ 1,068,310
 San Jose & Evergreen, CA, FGIC,
  5.5s, 2020                                                                        1,425     1,500,069
 San Jose, CA, Libraries & Parks, 5s, 2018                                          2,365     2,408,256
 State of California, 10s, 2007                                                     1,055     1,394,721
 State of California, 5s, 2015                                                      1,000     1,033,550
 State of California, 5.5s, 2016                                                    3,000     3,188,700
 State of California, AMBAC, 7.2s, 2008                                             1,600     1,920,720
 State of California, AMBAC, 6.3s, 2010                                             3,000     3,546,120
 State of California, AMBAC, 7s, 2010                                               2,000     2,455,520
 State of California, RITES, 7.35s, 2015++++ +                                      5,000     5,208,100
 State of California, RITES, 9.232s, 2017++++ +                                     1,250     1,479,537
                                                                                            -----------
                                                                                            $25,203,603
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 1.5%
 Los Angeles, CA, RITES, 8.429s, 2014++++ +                                   $     5,405   $ 6,425,518
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 12.3%
 Campbell, CA (Union High School), FSA,
  5s, 2021                                                                    $     1,280   $ 1,288,205
 Capistrano, CA, Unified School District, FGIC,
  5.875s, 2020                                                                      1,185     1,290,951
 Corona, CA, Unified School District,
  "A", FSA, 5.375s, 2018                                                            1,350     1,411,290
 Coronada, CA, Unified School District,
  5.7s, 2020                                                                        1,285     1,373,074
 Escondido, CA, (Union High School), MBIA,
  0s, 2012                                                                          2,550     1,592,602
 Escondido, CA, (Union High School), MBIA,
  0s, 2013                                                                          2,735     1,606,293
 Fresno, CA, Unified School District, MBIA,
  5.9s, 2019                                                                        1,960     2,221,562
 Glendale, CA, Unified School District, FSA,
  5.5s, 2018                                                                  $     4,275   $ 4,522,223
 Inglewood, CA, Unified School District,
  FGIC, 6s, 2019                                                                    1,695     1,885,976
 Little Lake, CA, City School District, FSA,
  6.125s, 2025                                                                      1,035     1,157,130
 Lucia Mar, CA, Unified School District,
  FGIC, 0s, 2013                                                                    1,350       783,810
 Manhattan Beach, CA, Election Of 2000,
  FGIC, 5.625s, 2018                                                                2,165     2,319,408
 Manhattan Beach, CA, Election Of 2000,
  FGIC, 5.625s, 2019                                                                1,405     1,499,472
 Manhattan Beach, CA, Election Of 2000,
  FGIC, 0s, 2020                                                                    2,415       896,400
 Montebello, CA, Unified School District,
  5s, 2019                                                                          1,135     1,152,502
 Morgan Hill, CA, Unified School District,
  FGIC, 5.5s, 2020                                                                  2,545     2,679,910
 Rowland, CA, Unified School District, FSA,
  5.5s, 2020                                                                        1,250     1,321,812
 Sacramento, CA, School District,
  5.875s, 2020                                                                      2,075     2,286,463
 San Jose, CA, Unified School District,
  FGIC, 0s, 2017                                                                    4,250     1,828,605
 San Marino, CA, Unified School District,
  MBIA, 0s, 2020                                                                    2,195       821,874
 San Ysidro, CA, School District, AMBAC,
  6.125s, 2021                                                                        960     1,098,538
 Santa Clara, CA, Unified School District,
  FGIC, 5.5s, 2019                                                                  2,210     2,335,152
 Santa Maria, CA, (Joint Union High School),
  FSA, 5.375s, 2020                                                                 1,120     1,176,627
 Santa Maria, CA, (Joint Union High School),
  FSA, 5.375s, 2021                                                                 1,210     1,279,406
 Sweetwater, CA, (Union High School), FSA,
  5s, 2020                                                                          1,715     1,735,854
 Sweetwater, CA, (Union High School), FSA,
  5s, 2021                                                                          2,750     2,771,038
 Tehachapi, CA, Unified School District, FGIC,
  5.625s, 2020                                                                      1,100     1,175,482
 Visalia, CA, Utility Systems Department,
  Certificates of Participation, MBIA,
  0s, 2005                                                                          4,655     4,065,630
 Walnut Valley, CA, AMBAC, 6s, 2011                                                 1,600     1,855,824
 Washington, CA, Unified School District,
  FGIC, 5.625s, 2021                                                                1,000     1,068,580
                                                                                            -----------
                                                                                            $52,501,693
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 5.9%
 California Health Facilities Financing Authority
  Rev., 5.25s, 2018                                                           $     1,000   $ 1,017,470
 California Statewide Community Development
  Authority, (Childrens Hospital Los Angeles),
  5.125s, 2019                                                                      4,000     4,047,000
 California Statewide Community Development
  Authority, (St. Joseph's Hospital),
  6.625s, 2021++++++                                                                2,000     2,253,620
 California Statewide Community Development
  Authority, Certificates of Participation,
  0s, 2007++++++                                                                    3,645     2,956,642
 California Statewide Community Development
  Authority, Certificates of Participation,
  0s, 2008++++++                                                                    6,345     4,899,482

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - CONTINUED
 California Statewide Community Development
  Authority Rev., (Henry Mayo Newhall
  Memorial Hospital), 5s, 2018                                                $     2,000   $ 1,997,500
 Central California Joint Powers Health
  Financing, Community Hospitals of Central
  California, 5.625s, 2021                                                          1,000     1,011,100
 Corona, CA, Certificates of Participation
  (Corona Community Hospital), 8s, 2015++++++                                         585       684,327
 Desert Hospital District, CA, Hospital Rev.
  (Desert Hospital Corp.), FSA,
  10.054s, 2020++++,++++++                                                          3,000     3,312,240
 Riverside County, CA, (Riverside County
  Hospital), MBIA, 5s, 2019                                                         1,000     1,008,040
 Tahoe Forest, CA, Hospital District Rev.,
  5.85s, 2022                                                                       1,000       982,060
 Washington Township, CA, Health Care Rev.,
  5s, 2018                                                                          1,000       971,970
                                                                                            -----------
                                                                                            $25,141,451
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.1%
 Millbrae, CA, Residential Facility (Magnolia Of
  Millbrae), 7.375s, 2027                                                     $       500   $   525,190
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - OTHER - 0.5%
 Abag, CA, Public Finance Authority Rev.
  (Rhoda Haas Goldman Plaza), 5.125s, 2015                                    $     2,000   $ 2,057,060
-------------------------------------------------------------------------------------------------------
HUMAN SERVICES - 0.5%
 California Statewide Community Development
  Authority Rev., 7.125s, 2016                                                $     2,000   $ 2,184,780
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - AIRLINES - 0.3%
 Los Angeles, CA, (Regional Airport Lease),
  5.65s, 2017                                                                 $       800   $   621,808
 Los Angeles, CA, Regional Airport Lease,
  6.35s, 2025                                                                         800       657,896
                                                                                            -----------
                                                                                            $ 1,279,704
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 0.9%
 California Pollution Control Financing
  Authority, Pollution Control Rev., 7.15s, 2011                              $     2,020   $ 2,091,104
 California Pollution Control Financing Authority,
  Pollution Control Rev. (Laidlaw, Inc.),
  6.7s, 2007                                                                        2,750       110,000
 California Pollution Control Financing Authority,
  Solid Waste Disposal Rev. (Browning Ferris,
  Inc.), 5.8s, 2016                                                                 1,500     1,475,310
                                                                                            -----------
                                                                                            $ 3,676,414
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.2%
 California Pollution Control, Financing Authority
  Rev. (Frito-Lay, Inc.), 6.375s, 2004                                        $     1,025   $ 1,051,876
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - ENTERTAINMENT & TOURISM - 0.7%
 DelMar, CA, Race Track Authority, 6.2s, 2011                                 $     1,365   $ 1,470,023
 DelMar, CA, Race Track Authority, 6.45s, 2013                                      1,350     1,361,435
                                                                                            -----------
                                                                                            $ 2,831,458
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 1.7%
 California Infrastructure & Economic
  Development, MBIA, 5.5s, 2019                                               $     1,000   $ 1,061,750
 South Coast Air Quality Management District
  Rev., AMBAC, 0s, 2005                                                             3,480     3,072,527
 Tobacco Securitization Authority, 5s, 2028                                         1,500     1,490,940
 Tobacco Securitization Authority, 5.25s, 2031                                      1,500     1,512,735
                                                                                            -----------
                                                                                            $ 7,137,952
-------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 6.8%
 California Housing Finance Agency Rev.,
  6.7s, 2015                                                                  $     2,750   $ 2,845,700
 California Statewide Community Development
  Authority Rev., (Irvine Apartments),
  1s, 2025                                                                          6,000     5,999,520
 California Statewide Community Development
  Authority Rev., (Irvine Apartments),
  5.1s, 2025                                                                        2,000     2,012,360
 Palmdale, CA, Multi-Family Housing Rev.,
  FNMA, 7.375s, 2024                                                                1,000     1,046,530
 San Bernardino County, CA, Housing Authority
  Rev. (Equity Residential Redlands),
  1s, 2029                                                                          3,000     3,117,360
 Thousand Oaks, CA, Redevelopment Agency
  (Shadow Hills), 7s, 2021++++++                                                    8,855     9,508,676
 Yolo County, CA, Housing Authority Mortgage
  Rev. (Walnut Park Apartments),
  FHA, 7.2s, 2033                                                                   4,150     4,325,960
                                                                                            -----------
                                                                                            $28,856,106
-------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 3.4%
 Contra Costa, CA, Sales Tax Rev.,
   6.875s, 2007++++++                                                         $     1,350   $ 1,526,418
 Irvine, CA, School District, AMBAC,
   5.8s, 2020                                                                       3,500     3,817,870
 Los Angeles County, CA, Metropolitan
  Transportation Authority, Sales Tax Rev.,
  FSA, 5s, 2019                                                                     4,000     4,038,080
 Santa Cruz County, CA, Redevelopment
  Agency (Oak/Soquel Community), 5.6s, 2017                                         1,455     1,514,393
 Territory of Virgin Islands, 5.875s, 2018                                          1,500     1,514,295
 Territory of Virgin Islands, 5.5s, 2022                                            2,000     2,008,760
                                                                                            -----------
                                                                                            $14,419,816
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 1.8%
 California Rural Home Mortgage Finance
  Authority, GNMA, 6.35s, 2029                                                $     1,000   $ 1,124,030
 California Rural Home Mortgage Finance
  Authority, GNMA, 7.3s, 2031                                                         455       508,767
 Pomona, CA, Single Family Mortgage Rev.,
  GNMA, 7.375s, 2010 ++++++                                                         2,000     2,376,040
 Pomona, CA, Single Family
  Mortgage Rev., GNMA, 7.5s, 2023++++++                                             2,000     2,663,480
 San Bernardino County, CA, GNMA,
  7.375s, 2020                                                                        750       839,092
 San Bernardino County, CA, Single Family
  Mortgage Rev., GNMA, 7.65s, 2023                                                     90        93,992
                                                                                            -----------
                                                                                            $ 7,605,401
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 2.0%
 California Housing Finance Agency Rev.,
  Home Mortgage, MBIA, 6s, 2010                                               $     1,400   $ 1,489,460
 California Housing Finance Agency Rev.,
  Home Mortgage, MBIA, 6.1s, 2014                                                   1,765     1,859,692
 California Housing Finance Agency Rev.,
  Home Mortgage, FSA, 0s, 2019                                                      6,380     2,215,391
 California Housing Finance Agency Rev.,
  Home Mortgage, MBIA, 0s, 2028                                                    12,155     3,110,464
                                                                                            -----------
                                                                                            $ 8,675,007
-------------------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.8%
 California Pollution Control Financing Authority,
  Solid Waste Disposal Rev. (West Co. Resource
  Recovery), 5.125s, 2014                                                     $     1,000   $ 1,001,920

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
-------------------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - CONTINUED
 South Bayside Waste Management, Solid
  Waste Systems Rev., AMBAC, 5.75s, 2020                                      $     2,100   $ 2,284,800
                                                                                            -----------
                                                                                            $ 3,286,720
-------------------------------------------------------------------------------------------------------
SPECIAL ASSESSMENT DISTRICT - 9.6%
 Brea, CA, Public Finance Authority Rev.,
  MBIA, 0s, 2005                                                              $     2,235   $ 1,973,304
 Brea, CA, Public Finance Authority Rev.,
  MBIA, 0s, 2006                                                                    2,415     2,049,321
 Brea, CA, Redevelopment Agency, AMBAC,
  5s, 2018                                                                          2,000     2,039,320
 Chico, CA, Public Financing Authority Rev.,
  MBIA, 5s, 2018                                                                    1,000     1,019,220
 Chico, CA, Public Financing Authority Rev.,
  MBIA, 5s, 2019                                                                    1,365     1,385,598
 Concord, CA, Redevelopment Agency, Tax
  Allocation, MBIA, 8s, 2018                                                           40        40,540
 Duarte, CA, Redevelopment Agency,
  6.7s, 2014                                                                          650       713,057
 Emeryville, CA, Public Financing Authority,
  Redevelopment Project, 6.5s, 2021++++++                                             770       804,419
 Emeryville, CA, Public Financing Authority,
  Redevelopment Project, 6.5s, 2021                                                 1,230     1,267,576
 Fontana, CA, Redevelopment Agency
  (Jurupa Hills), 5.5s, 2019                                                        1,200     1,217,880
 Fontana, CA, Redevelopment Agency
  (Jurupa Hills), 5.5s, 2027                                                        3,350     3,371,641
 Fontana, CA, Tax Allocation Rev. (North
  Fontana Redevelopment), FSA, 5.25s, 2020                                          2,000     2,064,580
 La Mirada, CA, Redevelopment Agency,
  5.7s, 2020                                                                        1,500     1,487,970
 Los Angeles County, CA, Community Facilities,
  AMBAC, 5.25s, 2020                                                                1,000     1,031,020
 Modesto, CA, Irrigation District, 5.3s, 2022                                       1,910     1,912,521
 Modesto, CA, Public Financing Authority
  (John Thurman Field Renovation),
  6.125s, 2016                                                                      1,595     1,738,678
 Orange County, CA, Community Facilities District
  (Rancho Santa Margarita), 5.55s, 2017                                             1,000       988,510
 Pomona, CA, Public Financing Authority,
  5.75s, 2020++++++                                                                   505       550,556
 Pomona, CA, Public Financing Authority,
  5.75s, 2020                                                                       1,140     1,188,541
 Poway, CA, Community Facilities District,
  5.4s, 2006                                                                          585       605,680
 Poway, CA, Community Facilities District,
  6.5s, 2010                                                                          715       765,100
 Poway, CA, Community Facilities District,
  6.75s, 2015                                                                       1,775     1,904,433
 Riverside County, CA, Public Financing Authority,
  5.25s, 2016                                                                       3,120     3,161,652
 San Diego, CA, Redevelopment Agency,
  AMBAC, 5.3s, 2020                                                                 1,250     1,300,988
 Torrance, CA, Redevelopment Agency, MBIA,
  5.45s, 2018                                                                       5,740     6,093,928
                                                                                            -----------
                                                                                            $40,676,033
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 9.8%
 Anaheim, CA, Public Finance Authority Rev.,
  FSA, 6s, 2024 #                                                             $     1,000   $ 1,165,910
 Brentwood California Infrastructure Financing
  Authority, FSA, 5.375s, 2020                                                      1,165     1,213,114

STATE AND LOCAL APPROPRIATION - CONTINUED
 California Public Works Board, Department
  of Justice, 5.25s, 2020                                                     $     1,565   $ 1,599,884
 California Public Works Board, Department
  of Corrections, 7.4s, 2010                                                        5,000     6,236,000
 Fortuna, Parlier & Susanville, CA, Certificates
  of Participation, "B", 7.375s, 2017                                                 930       954,385
 Grossmont, CA, Union High School District,
  Certificates of Participation, MBIA, 0s, 2006                                     6,000     5,041,740
 Los Angeles, CA, Convention & Exhibition
  Center Authority, Certificates of Participation,
  AMBAC, 0s, 2005                                                                   2,400     2,116,296
 Los Angeles, CA, Convention & Exhibition
  Center Authority, Certificates of Participation,
  9s, 2010++++++                                                                    1,900     2,359,553
 Pasadena, CA, Certificates of Participation
  (Pasadena Parking Facilities), 6.25s, 2018                                        3,460     4,012,597
 Pomona, CA, Public Financing Authority Rev.,
  6.25s, 2010                                                                       4,020     4,483,385
 Sacramento County, CA, Certificates of
  Participation, AMBAC, 5.75s, 2018                                                 1,500     1,615,245
 Sacramento, CA, City Financing Authority,
  5.5s, 2021                                                                        1,635     1,714,036
 Salinas, CA, 5.7s, 2028                                                            2,200     2,264,108
 Santa Ana, CA, Financing Authority Rev.
  (South Harbor Boulevard), MBIA, 5s, 2019                                          1,500     1,519,605
 Santa Ana, CA, Financing Authority Rev
  (South Harbor Boulevard), MBIA,
  5.125s, 2019                                                                      5,185     5,299,329
                                                                                            -----------
                                                                                            $41,595,187
-------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 1.8%
 Bay Area Toll Authority, 5s, 2018                                            $     3,000   $ 3,053,010
 Foothill/Eastern Transportation Corridor
  Agency, CA, 0s, 2011++++++                                                        2,500     2,525,625
 Los Angeles County, CA, Metropolitan
  Transportation Authority, FSA, 5s, 2021                                           2,080     2,097,930
                                                                                            -----------
                                                                                            $ 7,676,565
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 6.8%
 Banning, CA, Certificates of Participation,
  Water System Improvement,
  AMBAC, 8s, 2019                                                             $     1,000   $ 1,320,540
 California Education Facilities Authority Rev.,
  (California Western School of Law),
  MBIA, 5s, 2018                                                                    1,000     1,015,220
 California Education Facilities Authority Rev.,
  (College & University), 6s, 2012                                                  1,400     1,522,626
 California Education Facilities Authority Rev.,
  (College & University), 6.3s, 2021                                                1,000     1,065,820
 California Education Facilities Authority Rev.,
  (Fresno Pacific University), 6.75s, 2019                                          2,000     2,197,860
 California Education Facilities Authority Rev.,
  (L.A. College of Chiropractic), 5.6s, 2017                                        2,100     2,145,150
 California Education Facilities Authority Rev.,
  (Pomona College), 5.875s, 2019                                                    2,000     2,210,400
 California Educational Facilities Authority Rev.,
  6.625s, 2020                                                                      1,000     1,078,010
 California Educational Facilities Authority Rev.,
  (Loyola Marymount), MBIA, 0s, 2014++++++                                          2,500     1,385,525
 Carmichael, CA, Water District Rev., MBIA,
  5.125s, 2019                                                                      3,000     3,072,300
 Eastern California Municipal Water District,
  Water & Sewer Rev., FGIC, 5s, 2021                                                2,000     2,014,260

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - CONTINUED
 Long Beach, CA, Industrial Development Rev.,
  5.25s, 2023                                                                 $     1,450   $ 1,397,582
 San Diego County, CA, (Burnham Institute),
  6.25s, 2029                                                                       2,300     2,438,115
 University of California Rev., RITES, MBIA,
  8.179s, 2016++++ +                                                                5,705     6,187,643
                                                                                            -----------
                                                                                            $29,051,051
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - SECONDARY SCHOOLS - 0.5%
 Los Angeles, CA, Certificates of Participation,
  5.7s, 2018                                                                  $     1,900   $ 1,948,108
-------------------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 1.1%
 California Pollution Control Financing Authority,
  6.4s, 2024                                                                  $       500   $   479,465
 California Pollution Control Financing Authority,
  Pollution Control Rev. (Pacific Gas &
  Electric Co.), MBIA, 5.35s, 2016                                                  3,500     3,679,970
 California Pollution Control Financing Authority,
  Pollution Control Rev. (Pacific Gas &
  Electric Co.), 5.85s, 2023                                                          400       361,700
                                                                                            -----------
                                                                                            $ 4,521,135
-------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 6.0%
 Glendale, CA, Electric Works Rev., MBIA,
  5.75s, 2019                                                                 $     1,420   $ 1,534,637
 Glendale, CA, Electric Works Rev., MBIA,
  5.75s, 2020                                                                       1,160     1,249,482
 Los Angeles, CA, Electric Plant Rev., MBIA,
  4.75s, 2019                                                                       2,000     1,973,460
 Northern California Power Agency, Public
  Power Rev., 5.85s, 2010                                                             880       973,993
 Sacramento, CA, Power Authority, MBIA,
  5.875s, 2015                                                                      5,500     6,063,310
 San Diego, CA, Industrial Development Rev.
  (San Diego Gas & Electric Co.), MBIA,
  6.1s, 2018                                                                        6,000     6,291,480
 Southern California Public Power Authority
  Rev., (Southern Transmission Project),
  0s, 2005                                                                          4,205     3,722,728
 Southern California Public Power Transmission
  Rev., "A", 0s, 2005++++++                                                         3,795     3,394,590
 Virgin Islands Water & Power Authority,
  5.3s, 2018                                                                          250       245,042
                                                                                            -----------
                                                                                            $25,448,722
-------------------------------------------------------------------------------------------------------
UTILITIES - OTHER - 0.4%
 Virgin Islands Water & Power Authority,
  5.125s, 2013                                                                $     1,000   $ 1,022,380
 Virgin Islands Water & Power Authority,
  5.5s, 2017                                                                          800       789,800
                                                                                            -----------
                                                                                            $ 1,812,180
-------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 6.9%
 California Department of Water Resources,
  Central Valley Project Rev., 7s, 2012                                       $     1,495   $ 1,862,949
 Culver City, CA, Wastewater Facilities Rev.,
  5.6s, 2019                                                                        1,000     1,069,360
 Eastern California Municipal Water District,
  Water & Sewer Rev., FGIC, 5s, 2020                                                3,000     3,030,630
 El Monte, CA, Water Authority Rev., AMBAC,
  6s, 2019                                                                          1,065     1,185,824
 Fairfield-Suisun, CA, Sewer District Rev., MBIA,
  0s, 2006                                                                          2,080     1,780,126
 Huntington Park, CA, 6.2s, 2025                                              $     2,000   $ 2,040,340
 Los Angeles County, CA, Public Works,
  AMBAC, 5.5s, 2020                                                                 2,970     3,110,927
 Metropolitan Water District, Waterworks Rev.,
  5s, 2020                                                                          2,500     2,514,900
 Mojave, CA, Water Agency, FGIC,
  5.75s, 2015                                                                       2,625     2,892,619
 Napa County, CA, Flood Protection Authority,
  FGIC, 5s, 2018                                                                    2,745     2,789,826
 Santa Clara Valley, CA, Water District,
  5s, 2018                                                                          1,000     1,012,720
 Southern California Metropolitan Water
  District, 9.35s, 2018++++ +                                                       5,000     6,291,500
                                                                                            -----------
                                                                                           $ 29,581,721
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $388,547,116)                                      $413,411,588
-------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.5%
-------------------------------------------------------------------------------------------------------
 California Pollution Control Financing Authority,
  Authority Pollution Control Revenue,
  due 10/01/01                                                                $       300   $   300,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 10/01/01                                                             250       250,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                                                      1,000     1,000,000
 Sevier County, TN, Public Building Authority,
  due 09/27/01                                                                        350       350,000
-------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $1,900,000)                              $  1,900,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $390,447,116 )                                          $415,311,588

Other Assets, Less Liabilities - 2.3%                                                          9,936,430
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                         $425,248,018
-------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS FLORIDA MUNICIPAL BOND FUND

Municipal Bonds - 96.1%

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                       (000 OMITTED)     VALUE
-------------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 5.9%
 Florida Capital Projects Finance Authority
  Rev., MBIA, 5s, 2020                                                        $       500   $   481,700
 Greater Orlando Aviation Authority, FGIC,
  5.25s, 2018                                                                       1,000     1,003,020
 Hillsborough County, FL, Aviation Authority
  Rev. (Tampa International), FGIC,
  5.875s, 2015                                                                        750       808,845
 Lee County, FL, Airport Rev., FSA,
  5.875s, 2018                                                                      1,000     1,068,540
 Miami-Dade County, FL, Florida Aviation Rev.,
  MBIA, 5.25s, 2018                                                                 1,500     1,504,530
 Pensacola, FL, Airport Rev., MBIA,
  5.625s, 2014                                                                        500       530,245
                                                                                            -----------
                                                                                            $ 5,396,880
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 7.8%
 Hillsborough County, FL, Capital Improvement
  Rev. (County Center), 6.75s, 2002++++++                                     $     1,500   $ 1,580,385
 Miami-Dade County, FL, Educational Facilities
  Authority Rev., AMBAC, 5.5s, 2018                                                 1,400     1,475,306
 Orlando, FL, Capital Improvement Special
  Rev., 5s, 2017                                                                    1,000     1,007,270
 State of Florida, RITES, 7.406s, 2017++++ +                                        3,000     3,064,200
                                                                                            -----------
                                                                                            $ 7,127,161
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 3.2%
 Commonwealth of Puerto Rico, RITES, MBIA,
  9.241s, 2019++++ +                                                          $     1,000   $ 1,201,100
 Dade County, FL, AMBAC, 7.125s, 2015                                               1,380     1,731,652
                                                                                            -----------
                                                                                            $ 2,932,752
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 5.5%
 Florida Board of Education, Capital Outlay,
  ETM, 9.125s, 2014++++++                                                     $       400   $   560,728
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                                                      2,600     3,637,140
 Miami Dade County Florida School Board,
  Series C, 5s, 2021                                                                  750       743,437
 Michigan Municipal Bond Authority Rev.
  (YMCA), 7.625s, 2021                                                                100       103,317
                                                                                            -----------
                                                                                            $ 5,044,622
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 14.7%
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA,
  7.2s, 2002++++++                                                            $     1,000   $ 1,044,850
 Brevard County, FL, Health Facilities Authority
  Rev. (Wuesthoff Memorial), MBIA,
  6.5s, 2007                                                                        1,000     1,038,730
 Charlotte County, FL, Health Care Facilities
  Rev. (Bon Secours), FSA, 9.14s, 2027++++                                          2,500     2,732,800
 Denver, CO., Health & Hospital Authority,
  6s, 2023                                                                            500       505,150
 District of Columbia (Medstar University
  Hospital), 1s, 2031                                                                 225       238,950
 Escambia County, FL, Health Facility Rev.
  (Baptist Hospital), 6.75s, 2003++++++                                               785       865,596
 Escambia County, FL, Health Facility Rev.
  (Baptist Hospital), 6.75s, 2014                                                      95        98,974
 Escambia County, FL, Health Facility Rev.,
  "B" (Baptist Hospital), 6s, 2014                                                  1,000     1,008,810
 Highlands County, FL, Health Facilities
  Authority Rev. (Adventist Health Systems),
  5.25s, 2013                                                                         500       503,770
HEALTH CARE REVENUE - HOSPITALS - CONTINUED
 Hillsborough County, FL, Industrial Development
  Rev. (University Community Hospital), MBIA,
  6.5s, 2019                                                                  $     1,000   $ 1,183,730
 Indiana Health Facility Hospital Revenue,
  Community Foundation Northwest In A,
  6.375s, 2031                                                                        500       480,330
 Jacksonville, FL, Hospital Rev. (University
  Medical Center), CONNIE LEE, 6.6s, 2013                                             500       516,215
 Marion County, FL, Hospital District Rev.,
  5.5s, 2014                                                                        1,000     1,034,100
 Steubenville, OH, Hospital Rev., 6.375s, 2020                                        500       522,600
 Tallahasse, FL, Health Facilities Rev.
  (Tallahassee Memorial Healthcare),
  6.25s, 2020                                                                         600       628,728
 Tallahassee, FL, Health Facilities Rev.
  (Tallahassee Memorial Regional Medical
  Center), MBIA, 6.625s, 2013                                                       1,000     1,117,650
                                                                                            -----------
                                                                                            $13,520,983
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.8%
 Jacksonville, FL, Health Facilities Authority,
  Industrial Development Rev. (National
  Cypress), 7s, 2014                                                          $       750   $   776,498
-------------------------------------------------------------------------------------------------------
HUMAN SERVICES - 0.3%
 Orange County, FL, Health Facilities Authority,
  8.875s, 2021                                                                $       300   $   307,887
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - CHEMICALS - 0.6%
 Sweetwater County, WY, Solid Waste Disposal
  Rev., "A" (FMC Corp.), 7s, 2024                                             $       500   $   513,655
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.5%
 Tooele County, UT, 5.7s, 2026                                                $       500   $   475,665
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 2.0%
 Escambia County, FL, Industrial Development
  Rev. (Champion International), 6.8s, 2012                                   $       750   $   791,430
 Escambia County, FL, Pollution Control Rev
  (Champion International), 6.95s, 2007                                             1,000     1,048,630
                                                                                            -----------
                                                                                            $ 1,840,060
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - ENTERTAINMENT & TOURISM - 1.1%
 Palm Beach County, FL, Industrial
  Development (South Florida Fair), MBIA,
  5.5s, 2020                                                                  $     1,000   $ 1,047,090
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 0.3%
 District of Columbia, 6.25s, 2024                                            $       250   $   265,215
-------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 1.9%
 Florida Housing Finance Corp. Rev., MBIA,
  5.5s, 2020                                                                  $       500   $   514,975
 Florida Housing Finance Corp. Rev. (Crossing
  at University Apartments), AMBAC,
  5.1s, 2018                                                                        1,250     1,241,600
                                                                                            -----------
                                                                                            $ 1,756,575
-------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 4.3%
 Florida Board Of Education, Lottery Rev.,
  FGIC, 5.25s, 2017                                                           $     1,000   $ 1,033,370
 Jacksonville, FL, Excise Taxes Rev., FGIC,
  0s, 2010                                                                          1,000       675,410
 Jacksonville, FL, Excise Taxes Rev., FGIC,
  0s, 2011                                                                          1,000       640,980
 Orange County, FL, Tourist Development,
  AMBAC, 5.375s, 2018                                                               1,000     1,032,530

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - CONTINUED
 Taylor County, FL, Sales Tax Rev., FGIC,
  5.5s, 2020                                                                  $       500   $   524,325
                                                                                            -----------
                                                                                            $ 3,906,615
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 6.7%
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "D", FSA, 6.95s, 2012                                        $       120   $   122,758
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "E", GNMA, 7s, 2024                                                   50        50,716
 Lee County, FL, Housing Financing Authority
  Rev., GNMA, 6.5s, 2031                                                              700       755,692
 Lee County, FL, Housing Finance Authority
  Rev., GNMA, 7s, 2031                                                                750       811,740
 Lee County, FL, Housing Finance Authority
  Rev., GNMA, 7.2s, 2033                                                              400       453,668
 Miami Dade County, FL, Housing Finance
  Authority Rev., GNMA, 5.2s, 2031                                                    880       897,802
 Palm Beach County, FL, GNMA,
  5.5s, 2022                                                                          905       926,901
 Pinellas County, FL, Housing Authority Rev.,
  GNMA, 6.2s, 2031                                                                    935     1,001,319
 Pinellas County, FL, Housing Finance Authority,
  GNMA, 7.25s, 2029                                                                   990     1,105,543
                                                                                            -----------
                                                                                            $ 6,126,139
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 1.1%
 Florida Housing Finance Corp. Rev.,
  Homeowner Mortgage Series 4, FSA,
  5.85s, 2031                                                                 $     1,000   $ 1,043,610
-------------------------------------------------------------------------------------------------------
SPECIAL ASSESSMENT DISTRICT - 2.1%
 Arbor Greene, FL, Community Development
  District, 5.75s, 2006                                                       $       216   $   216,741
 Boca Raton, FL, AMBAC, 5s, 2020                                                    1,020     1,017,419
 Heritage Isles, FL, Community Development
  District, 5.75s, 2005                                                               725       726,820
                                                                                            -----------
                                                                                            $ 1,960,980
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 4.2%
 Florida Municipal Loan Council Rev., MBIA,
  5.625s, 2019                                                                $     1,000   $ 1,060,350
 Florida Municipal Loan Council Rev., MBIA,
  5.625s, 2020                                                                      1,000     1,066,570
 Palm Beach County, FL, School Board,
  AMBAC, 5.5s, 2021                                                                   750       789,052
 Tampa Bay, FL, Solid Waste System Rev
  (McKay Bay Refuse), AMBAC,
  4.75s, 2017                                                                       1,000       966,100
                                                                                            -----------
                                                                                            $ 3,882,072
-------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 5.3%
 Florida Mid Bay Bridge Authority Rev.,
  AMBAC, 0s, 2018                                                             $     1,000   $   405,760
 Florida Turnpike Authority, Turnpike Rev
  (Department of Transportation),
  5.75s, 2018                                                                       2,000     2,159,820
 Miami-Dade County, FL, Toll System Rev.,
  FGIC, 6s, 2020 ++++++ 1,000 1,109,060 Polk County, FL, Transport Improvement
 Rev.,
  FSA, 5.625s, 2017                                                                 1,000     1,076,930
 Puerto Rico Highway & Transportation
  Authority Rev., 6.625s, 2002 ++++++                                                 100       104,775
                                                                                            -----------
                                                                                            $ 4,856,345
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - DORMATORIES - 3.4%
 Florida Board of Regents, Housing Rev.,
  MBIA, 5.3s, 2020                                                            $       610   $   626,488
 Florida Board Of Regents, Housing Rev
  (University of Central Florida), FGIC,
  5.25s, 2020                                                                       1,185     1,213,156
 Florida Finance Authority, MBIA,
  5.125s, 2021                                                                      1,340     1,328,409
                                                                                            -----------
                                                                                            $ 3,168,053
-------------------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 5.6%
 Clark County, NV, Industrial Development
  Rev., 5.9s, 2030                                                            $       500   $   464,730
 Connecticut Development Authority,
  Pollution Control Rev. (Connecticut Light &
  Power), 5.85s, 2028                                                                 500       506,035
 Farmington, NM, Pollution Control Rev.,
  5.8s, 2022                                                                          500       492,260
 Hillsborough County, FL, Industrial
  Development Rev. (Tampa Electric Co.),
  8s, 2022                                                                          3,000     3,153,180
 Michigan Strategic Fund, 5.65s, 2029                                                 500       499,850
                                                                                            -----------
                                                                                            $ 5,116,055
-------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 7.2%
 Charlotte County, FL, Utility Rev., FGIC,
  6.875s, 2003 ++++++                                                         $       500   $   553,065
 Escambia County, FL, Utility Systems Rev.,
  FGIC, 6.25s, 2016                                                                 1,500     1,757,775
 Illinois Development Finance Authority,
  Pollution Control Rev. (Illinois Power Co.),
  7.375s, 2021                                                                      1,000     1,131,510
 Martin County Florida Utilities Systems
  Revenue, 5s, 2021                                                                   550       544,505
 Port St. Lucie, FL, Utility Rev., Capital
  Appreciation, FGIC, 0s, 2006 ++++++                                               1,405       486,271
 Puerto Rico Electric Power Authority, FSA,
  6s, 2016                                                                          2,000     2,180,340
                                                                                            -----------
                                                                                            $ 6,653,466
-------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 11.6%
 Bay County, FL, Water Systems Rev.,
  AMBAC, 5.625s, 2019                                                         $     1,000   $ 1,064,790
 Florida Community Services Corp., AMBAC,
  5.5s, 2018                                                                        1,125     1,166,906
 Lee County, FL, Industrial Development
  Authority Rev. (Bonita Springs Utilities
  Project), MBIA, 6.05s, 2015                                                       1,000     1,082,980
 Miami Beach, FL, Stormwater Rev., FGIC,
  5.25s, 2020                                                                       1,000     1,023,560
 Miramar, FL, Wastewater Improvement Rev.,
  FGIC, 6.75s, 2004 ++++++                                                            955     1,074,652
 Orlando, FL, Utility Commission, Water and
  Electric Rev., 6.75s, 2017                                                        1,500     1,823,715
 Seminole County, FL, Water & Sewer Rev.,
  MBIA, 6s, 2019 ++++++                                                             2,060     2,360,719
 Seminole County, FL, Water & Sewer Rev.,
  MBIA, 6s, 2019                                                                      940     1,069,466
                                                                                            -----------
                                                                                            $10,666,788
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $83,272,296)                                        $88,385,166
-------------------------------------------------------------------------------------------------------

                                       22

FLOATING RATE DEMAND NOTES - 3.9%
-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
 Burke County, GA, Development Authority
  Pollution Rev. (Georgia Power Co.),
  due 10/01/01                                                                $       600   $   600,000
 Harris County, TX, Industrial Development
  Corp., Pollution Control Rev. (Exxon Corp.),
  due 10/01/01                                                                        300       300,000
 Hillsborough County, FL, Pollution Control Rev.,
  due 10/01/01                                                                        100       100,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                                                      1,600     1,600,000
 Sevier County, TN, Public Building Authority,
  due 10/01/01                                                                        600       600,000
 Seiver County, TN, Public Building Authority,
  due 10/04/01                                                                        400       400,000

-------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $3,600,000)                              $ 3,600,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $86,872,296)                                            $91,985,166

Other Assets, Less Liabilities - 0.0%                                                             4,761
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                         $91,989,927
-------------------------------------------------------------------------------------------------------
SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


MFS GEORGIA MUNICIPAL BOND FUND
MUNICIPAL BONDS - 97.0%
-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 7.1%
 Atlanta, GA, Airport Facilities Rev., AMBAC,
  0s, 2010                                                                    $     4,000   $ 2,603,960
 Atlanta, GA, Airport Facilities Rev., (Water &
  Sewage Revenue), MBIA, 0s, 2010                                                   3,500     2,278,465
                                                                                            -----------
                                                                                            $ 4,882,425
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 5.2%
 Columbia County, GA (Courthouse/Detention
  Center), 5.625s, 2020                                                       $     1,490   $ 1,559,091
 Macon-Bibb, County GA, Urban Development
  Authority Rev. (Bibb County Public Facilities),
  5.5s, 2022                                                                        1,000     1,043,230
 State of Georgia, 5s, 2019                                                         1,000     1,008,670
                                                                                            -----------
                                                                                            $ 3,610,991
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 2.4%
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 9.988s, 2016 ++++ +                                                    $       500   $   637,395
 State of Georgia, 5s, 2019                                                         1,000     1,007,590
                                                                                            -----------
                                                                                            $ 1,644,985
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 8.1%
 Forsyth County, GA, School District,
  6s, 2015                                                                    $       750   $   847,425
 Fulton County, GA, School District,
  6.375s, 2010                                                                      2,000     2,342,620
 Fulton County, GA, School District,
  6.375s, 2012                                                                      1,000     1,187,650
 Fulton County, GA, School District,
  6.375s, 2016                                                                      1,000     1,192,820
                                                                                            -----------
                                                                                            $ 5,570,515
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 4.6%
 Chatham County, GA, Hospital Authority
  Rev.,
  6s, 2017                                                                    $       350   $   361,995
 Dalton, GA, Development Authority Rev.,
  MBIA, 5.5s, 2017                                                                  1,000     1,090,980
 Royston, GA, Hospital Authority Rev
  (Ty Cobb Healthcare Systems, Inc.),
  6.125s, 2009                                                                        330       325,439
 Savannah, GA, Hospital Authority Rev
  (St. Josephs/Candler Health Systems, Inc.),
  FSA, 5s, 2018                                                                     1,400     1,398,138
                                                                                            -----------
                                                                                            $ 3,176,552
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 1.8%
 Richmond County, GA, Development Authority,
  Nursing Home Rev. (Beverly Enterprises),
  8.75s, 2011                                                                 $     1,190   $ 1,241,575
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 1.7%
 Savannah, GA, Economic Development
  Authority Rev. (Hershey Foods Corp.),
  6.6s, 2012                                                                  $     1,150   $ 1,189,410
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 2.0%
 Savannah, GA, Economic Development
  Authority Rev. (Stone Container Corp.),
  7.4s, 2026                                                                  $       300   $   291,327
 Savannah, GA, Economic Development
  Authority Rev. (Union Camp Corp.),
  6.15s, 2017                                                                       1,000     1,067,640
                                                                                            -----------
                                                                                            $ 1,358,967
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 6.9%
 Clayton County, GA, Housing Authority,
  GNMA, 5.5s, 2032                                                            $     1,000   $ 1,012,050
 Cobb County, GA, Housing Authority Rev
  (Signature Place Corp.), FHA, 6.875s, 2017                                        1,340     1,383,644
 Hinesville, GA, Leased Housing Corp. Rev
  (Baytree Apartments), FHA, 6.7s, 2017                                               900       936,288
 St. Mary's, GA, Housing Authority Rev
  (Cumberland Oaks Apartments), FNMA,
  7.375s, 2022                                                                      1,470     1,476,233
                                                                                            -----------
                                                                                            $ 4,808,215
-------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.5%
 Virgin Islands Public Finance Authority,
  5.5s, 2018                                                                  $     1,000   $ 1,039,840
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 4.4%
 Georgia Housing & Finance Authority
  Rev.,
  6.05s, 2019                                                                 $     1,000   $ 1,040,350
 Georgia Housing & Finance Authority Rev.,
  5.2s, 2020                                                                          990     1,006,889
 Georgia Housing & Finance Authority Rev.,
  5.8s, 2021                                                                          750       772,043
 Georgia Residential Finance Authority Rev.,
  FHA, 7.25s, 2021                                                                    210       216,571
                                                                                            -----------
                                                                                            $ 3,035,853
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 8.3%
 Clayton County, GA, Development Authority
  Rev., 6.25s, 2020                                                           $       500   $   555,860
 Fayette County, GA, Public Facilities Authority,
  5s, 2018                                                                            500       503,870
 Fayette County, GA, Public Facilities Authority
  Rev., (Criminal Justice Center), 6.25s, 2019                                        755       888,484
 Fulton County, GA, Facilities Corp., AMBAC,
  5.5s, 2018                                                                        1,195     1,261,287
 Fulton County, GA, Facilities Corp., AMBAC,
  5.9s, 2019                                                                        1,000     1,093,110
 Georgia Municipal Assn., Inc., Installment
  Sale Program (Atlanta Detention Center),
  FSA, 5s, 2014                                                                       850       881,798
 Rockland County, GA, Hospital Authority Rev
  (Ty Cobb Healthcare Systems, Inc.),
  AMBAC, 5.625s, 2020                                                                 500       529,540
                                                                                            -----------
                                                                                            $ 5,713,949
-------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 1.4%
 Metropolitan Atlanta, GA, Rapid Transit
  Authority Rev., MBIA, 5.1s, 2020                                            $     1,000   $ 1,004,980
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 7.1%
 Fulton County, GA, Development Authority
  Rev. (Georgia Tech Foundation), 5.75s, 2017                                 $     1,000   $ 1,087,250
 Fulton County, GA, Development Authority
  Rev. (Morehouse College), AMBAC, 6.25s, 2021                                        980     1,091,690
 Georgia Private Colleges & University
  Authority Rev., (Emory University), 5.75s, 2016                                   1,000     1,086,020
 Georgia Private Colleges & University
  Authority Rev., (Emory University), 5.75s, 2018                                   1,000     1,081,360
 Savannah, GA, Economic Development Authority
  Rev. (College Of Art & Design, Inc.), 6.2s, 2009                                    500       540,225
                                                                                            -----------
                                                                                            $ 4,886,545
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - DORMATORIES - 2.2%
 Georgia Private Colleges & University Authority
  (Mercer Housing Corp.), 6s, 2021                                            $       500   $   501,100
 Marietta, GA, Development Authority Rev
  (Southern Polytech University), 6.25s, 2027                                       1,000     1,003,080
                                                                                            -----------
                                                                                            $ 1,504,180
-------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 9.4%
 Appling County, GA, Development Authority
  Rev. (Ogelthorpe Power Corp.), MBIA,
  7.15s, 2021                                                                 $     1,400   $ 1,534,036
 Georgia Municipal Electric Authority, Power
  Rev., AMBAC, 0s, 2013 ++++++                                                      1,675       983,058
 Georgia Municipal Electric Authority, Power
  Rev., MBIA, 6.5s, 2020                                                            1,250     1,487,725
 Monroe County, GA, Development Authority,
  Pollution Control Rev. (Oglethorpe Power),
  6.8s, 2012                                                                        1,000     1,179,120
 Monroe, GA, Utility Rev., FSA, 5s, 2020                                            1,320     1,316,647
                                                                                            -----------
                                                                                            $ 6,500,586
-------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 22.9%
 Alanta, GA, Water & Wastewater Rev., RITES,
  FGIC, 8.623s, 2016 ++++ +                                                    $    4,000   $ 4,805,400
 Clayton County, GA, Water & Sewage Authority
  Rev., 6.25s, 2017                                                                 1,000     1,110,060
 Columbia County, GA, Water & Sewage Rev.,
  FGIC, 6.25s, 2018                                                                   470       528,915
 Coweta County, GA, Development Authority
  Rev. (Newnan Water Sewage & Light
  Commission), AMBAC, 5.75s, 2016                                                   1,000     1,088,740
 Coweta County, GA, Water & Sewage Authority,
  5.2s, 2021                                                                          500       508,980
 Fairburn, GA, Utility Rev., 5.75s, 2020                                              500       511,240
 Forsyth County, GA, Water & Sewage Authority,
  6.25s, 2018                                                                       1,105     1,297,436
 Fulton County, GA, Water & Sewage Rev.,
  FGIC, 6.375s, 2014 ++++++                                                         3,150     3,714,007
 Fulton County, GA, Water & Sewage Rev.,
  FGIC, 6.375s, 2014                                                                  100       116,622
 Gainesville, GA, Water & Sewage Authority
  Rev., FGIC, 5.625s, 2019                                                          1,000     1,054,490
 Jackson County, GA, Water & Sewage Authority
  Rev., AMBAC, 5.75s, 2017                                                          1,000     1,089,180
                                                                                            -----------
                                                                                            $15,825,070
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $62,133,951)                                        $66,994,638
-------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.0%
-------------------------------------------------------------------------------------------------------
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 10/01/01                                                                $       500   $   500,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                                                        214       214,000
-------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                                        $   714,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $62,847,951)                                            $67,708,638

Other Assets, Less Liabilities - 2.0%                                                         1,355,786
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                         $69,064,424
-------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

MFS MARYLAND MUNICIPAL BOND FUND

MUNICIPAL BONDS - 97.8%
-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 3.8%
 Baltimore, MD, Consolidated Public
  Improvement, 7.15s, 2009                                                    $     2,120   $ 2,593,502
 Frederick County, MD, Public Facilities,
  5.2s, 2019                                                                        1,700     1,761,948
 State of Maryland, 5.75s, 2014                                                     1,550     1,724,670
                                                                                            -----------
                                                                                            $ 6,080,120
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 19.8%
 Anne Arundel County, MD, 5s, 2015 #                                          $     2,000   $ 2,073,180
 Baltimore, MD, FGIC, 5.5s, 2018                                                    1,700     1,816,909
 Baltimore, MD, Consolidated Public
  Improvement, MBIA, 7s, 2009                                                       1,000     1,207,700
 Frederick County, MD, Public Facilities,
  5.25s, 2016                                                                       2,000     2,099,320
 Howard County, MD, Consolidated Public
  Improvement, "A", 5.5s, 2019                                                      1,000     1,046,750
 Howard County, MD, Consolidated Public
  Improvement, "A", 5.5s, 2020                                                      2,000     2,088,440
 Howard County, MD, Metropolitan District,
  0s, 2008                                                                          1,000       765,270
 Montgomery County, MD, Consolidated Public
  Improvement, 5.75s, 2018                                                          2,000     2,165,980
 Ocean City, MD, FGIC, 5s, 2021                                                     1,250     1,251,612
 Prince George's County, MD, 0s, 2007                                               5,110     4,130,873
 Prince George's County, MD, Consolidated
  Public Improvement, FSA, 5.375s, 2015                                             1,500     1,599,075
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 8.722s, 2019 ++++ +                                                          1,000     1,117,980
 Puerto Rico Public Finance Corp., MBIA,
  5.5s, 2018                                                                        1,000     1,065,940
 Puerto Rico Public Finance Corp., MBIA,
  5s, 2021                                                                          1,000     1,004,080
 Washington, MD, Suburban Sanitation District,
  6.1s, 2015                                                                        1,070     1,146,216
 Washington, MD, Suburban Sanitation District,
  5.25s, 2016                                                                         865       888,675
 Washington, MD, Suburban Sanitation District,
  5.25s, 2018                                                                       1,060     1,101,987
 Washington, MD, Suburban Sanitation District,
  5.25s, 2019                                                                       1,120     1,157,912
 Worcester County, MD, Public Improvement,
  5.625s, 2013                                                                      1,620     1,789,063
 Worcester County, MD, Public Improvement,
  5.625s, 2015                                                                      2,030     2,216,192
                                                                                            -----------
                                                                                            $31,733,154
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 0.6%
 Montgomery County, MD, 5s, 2020                                              $     1,000   $ 1,011,640
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 14.0%
 Berlin, MD, Hospital Rev. (Atlantic General
  Hospital), 8.375s, 2022                                                     $     1,262   $ 1,259,879
 Maryland Health & Higher Education Facilities
  Authority Rev., (Catholic Health Initiatives),
  6s, 2020                                                                          1,000     1,064,620
 Maryland Health & Higher Education Facilities
  Authority Rev., (Doctors Community Hospital),
  5.5s, 2024                                                                        1,000       851,060
 Maryland Health & Higher Education Facilities
  Authority Rev., (Frederick Memorial Hospital),
  FGIC, 5.25s, 2013                                                                 2,850     3,069,279
 Maryland Health & Higher Education Facilities
  Authority Rev., (Good Samaritan Hospital),
  5.7s, 2009 ++++++                                                                 1,085     1,213,627
 Maryland Health & Higher Education Facilities
  Authority Rev., (Howard County General
  Hospital), 5.5s, 2021 ++++++                                                $     4,000   $ 4,173,840
 Maryland Health & Higher Education Facilities
  Authority Rev., (Johns Hopkins Hospital),
  0s, 2010                                                                          2,000     1,343,540
 Maryland Health & Higher Education Facilities
  Authority Rev., (Mercy Medical Center), FSA,
  5.625s, 2017                                                                      1,800     1,910,016
 Maryland Health & Higher Education Facilities
  Authority Rev., (North Arundel Hospital),
  6.5s, 2026                                                                          500       529,055
 Maryland Health & Higher Education Facilities
  Authority Rev., (University of Maryland
  Medical System), 6.625s, 2020                                                     1,000     1,073,560
 Maryland Health & Higher Education Facilities
  Authority Rev., (Upper Chesapeake Hospital),
  FSA, 5.5s, 2020                                                                   2,000     2,067,320
 Maryland Industrial Development Finance
  Authority, Economic Development Rev
  (Bon Secours Health System), FSA,
  9.292s, 2022                                                                      1,400     1,736,322
 Prince George's County, MD, Hospital Rev
  (Dimensions Health Corp.), 7.25s, 2002 ++++++                                     2,000     2,115,280
                                                                                            -----------
                                                                                            $22,407,398
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 1.0%
 Maryland Health & Higher Educational Facilities
  (Collington Episcopal Life), 6.75s, 2023                                    $       300   $   305,988
 Maryland Health & Higher Education Facilities
  Authority Rev. (Bradford Oaks Center),
  6.375s, 2027                                                                      1,500     1,295,520
                                                                                            -----------
                                                                                            $ 1,601,508
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 0.4%
 Northeast Maryland Waste Disposal Authority,
  Resources Recovery Rev. (Baltimore Resco
  Retrofit), 5s, 2012                                                         $       690   $   675,220
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 1.0%
 Baltimore, MD, Port Facilities Rev. (duPont
  (E.I.) de Nemours), 6.5s, 2011                                              $     1,500   $ 1,565,565
-------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 0.4%
 Upper Potomac, MD, River Commission,
  Pollution Control Rev. (Westvaco), 10.5s, 2004                              $       150   $   151,406
 Upper Potomac, MD, River Commission,
  Pollution Control Rev. (Westvaco), 9.125s, 2015                                     500       502,100
                                                                                            -----------
                                                                                            $   653,506
-------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 4.1%
 Guam Economic Development Authority,
  5.5s, 2041                                                                  $       400   $   407,860
 Maryland Industrial Development Finance
  Authority, (American Center for Physics),
  6.625s, 2003 ++++++                                                               1,500     1,606,680
 Maryland Industrial Development Finance
  Authority, (YMCA/Baltimore), 8s, 2012                                             2,825     3,113,884
 Maryland Industrial Development Finance
  Authority, (YMCA/Baltimore), 8.25s, 2012                                            710       723,817
 Maryland Industrial Development Financing
  Authority, 4.9s, 2016                                                               800       807,264
                                                                                            -----------
                                                                                            $ 6,659,505
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 3.3%
 Baltimore, MD, City Housing, FHA,
  7.75s, 2009                                                                 $       720   $   726,300
 Baltimore, MD, City Housing, FNMA,
  7.25s, 2023                                                                       1,155     1,157,899
 Maryland Community Development
  Administration, 7.375s, 2021                                                        330       337,171
 Maryland Community Development
  Administration, 7.8s, 2032                                                        1,190     1,204,732
 Maryland Community Development
  Administration, (Waters Landing Apartments),
  GNMA, 5.875s, 2033                                                                1,500     1,557,720
 Montgomery County, MD, Housing
  Opportunities Commission, 7.375s, 2032                                              360       368,359
                                                                                            -----------
                                                                                            $ 5,352,181
-------------------------------------------------------------------------------------------------------
PARKING - 1.0%
 Baltimore County, MD, 5.375s, 2013                                           $     1,600   $ 1,662,336
-------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.3%
 Territory of Virgin Islands, 5.875s, 2018                                    $     1,000   $ 1,009,530
 Territory of Virgin Islands, 5.5s, 2022                                            1,000     1,004,380
                                                                                            -----------
                                                                                            $ 2,013,910
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 1.7%
 Prince George's County, MD, 7.4s, 2032                                       $     1,490   $ 1,711,146
 Prince George's County, MD, Housing Authority
  Rev., GNMA, 5.375s, 2018                                                            950       976,467
                                                                                            -----------
                                                                                            $ 2,687,613
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 7.3%
 Maryland Community Development
  Administration, 5.875s, 2016                                                $     1,765   $ 1,865,429
 Maryland Community Development
  Administration, 5.15s, 2018                                                       2,000     2,005,960
 Maryland Community Development
  Administration, 6.05s, 2020                                                       2,130     2,204,209
 Maryland Community Development
  Administration, 6.2s, 2020                                                        2,500     2,642,275
 Maryland Community Development
  Administration, 7.3s, 2025                                                          745       758,753
 Maryland Community Development
  Administration, 6.75s, 2026                                                       2,160     2,255,234
                                                                                            -----------
                                                                                            $11,731,860
-------------------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 5.0%
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), 6s, 2006                                               $     1,100   $ 1,211,243
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), MBIA, 6.3s, 2016                                             2,000     2,138,200
 Northeast Maryland Waste Disposal Authority,
  (Southwest County Resource Recovery),
  MBIA, 7.2s, 2005                                                                  1,000     1,107,060
 Prince George's County, MD, (Solid Waste
  Management), FSA, 5.25s, 2013                                                     3,500     3,626,455
                                                                                            -----------
                                                                                            $ 8,082,958
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 9.8%
 Howard County, MD, Certificates of Participation,
  "A", 8s, 2019                                                               $       805   $ 1,096,394
 Howard County, MD, Certificates of Participation,
  "B", 8s, 2019                                                                       385       524,362
 Howard County, MD, Certificates of Participation,
  "B", 8.15s, 2021                                                                    450       621,171
 Howard County, MD, Certificates of Participation,
  "C", 8s, 2019                                                               $       680   $   926,147
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., AMBAC, 5.875s, 2012                                                 1,000     1,089,150
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2005                                                     2,495     2,215,560
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2006                                                     2,490     2,111,121
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2004                                               980       905,618
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2009                                             1,500     1,093,680
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2018                                                                      2,500     2,714,375
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 8.472s, 2013 ++++ +                                                          500       612,250
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 8.472s, 2016 ++++ +                                                        1,520     1,827,770
                                                                                            -----------
                                                                                            $15,737,598
-------------------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 1.4%
 Commonwealth of Puerto Rico, Highway &
  Transportation Authority, MBIA, 5.5s, 2013                                  $     2,000   $ 2,246,340
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 10.4%
 Annapolis, MD, Economic Development Rev
  (St. John's College), 5.5s, 2018                                            $       750   $   749,925
 Frederick County, MD, Educational Facilities
  Rev. (Mount St. Mary's College), 5.7s, 2020                                         850       846,940
 Maryland Health & Higher Educational
  Facilities (Johns Hopkins University),
  5s, 2021                                                                          1,250     1,229,900
 Maryland Health & Higher Education
  Facilities Authority Rev. (Johns Hopkins
  University), 5.125s, 2020                                                         4,500     4,546,170
 Maryland Health & Higher Education
  Facilities Authority Rev. (Johns Hopkins
  University), 5.625s, 2027                                                         1,400     1,463,812
 Maryland Health & Higher Education
  Facilities Authority Rev. (Loyola College),
  MBIA, 5.5s, 2016                                                                  3,000     3,192,450
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA,
  0s, 2006 ++++++                                                                   1,135       963,172
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA,
  0s, 2008 ++++++                                                                   1,400     1,073,940
 Morgan, MD, State University Academic &
  Auxiliary Facilities Rev., MBIA, 6.05s, 2015                                      1,500     1,739,430
 University of Maryland, Auxillary Facilities &
  Tuition Rev., 0s, 2004                                                            1,000       917,400
                                                                                            -----------
                                                                                            $16,723,139
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - DORMATORIES - 2.4%
 Maryland Economic Development Corp.
  (University of Maryland), AMBAC, 5s, 2019                                   $     1,850   $ 1,863,172
 Maryland State Economic Development Corp.,
  Student Housing Rev. (Salisbury University),
  6s, 2019                                                                          1,000       993,270
 Maryland State Economic Development Corp.,
  Student Housing Rev. (Towson University),
  5.75s, 2029                                                                       1,000       945,790
                                                                                            -----------
                                                                                            $ 3,802,232
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 3.8%
 Guam Power Authority Rev., RITES, AMBAC,
  8.143s, 2015 ++++ +                                                         $     1,680  $  1,876,224
 Puerto Rico Electric Power Authority, FSA,
  5.125s, 2016                                                                      2,500     2,606,125
 Puerto Rico Electric Power Authority, Power
  Rev., RITES, FSA, 8.192s, 2015 ++++ +                                             1,400     1,543,668
                                                                                            -----------
                                                                                           $  6,026,017
-------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 5.3%
 Baltimore, MD, Wastewater Rev., FGIC,
  6s, 2015                                                                    $     1,000   $ 1,154,530
 Baltimore, MD, Wastewater Rev., MBIA,
  5.65s, 2020                                                                       2,000     2,162,000
 Baltimore, MD, Wastewater Rev., MBIA,
  8.62s, 2020 ++++                                                                  3,000     3,494,520
 Maryland Community Development
  Administration, 0s, 2032                                                         11,605     1,073,578
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 10.25s, 2009 ++++++                                                           435       557,379
                                                                                            -----------
                                                                                           $  8,442,007
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $145,765,224)                                      $156,895,807
-------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.0%
-------------------------------------------------------------------------------------------------------
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 10/01/01                                                                $       100   $   100,000
 Harris County, TX, Industrial Development Corp.
  (Shell Oil Co.), due 10/01/01                                                       200       200,000
 New York City, NY, Municipal Water Finance
  Authority Rev., due 10/01/01                                                        100       100,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                                                        200       200,000
 Sevier County, TN, Public Building Authority,
  due 10/01/01                                                                        100       100,000
 Sevier County, TN, Public Building Authority,
  due 10/04/01                                                                        200       200,000
 Uinta County, WY, Pollution Control Rev. (Chevron),
  due 10/01/01                                                                        200       200,000
 West Baton Rouge Parish Louisiana No3,
  Variable Refunding Dow Chemical Company
  Project Series B, due 10/01/01                                                      500       500,000
-------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES (IDENTIFIED COST, $1,600,000)                             $  1,600,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $147,365,224)                                          $158,495,807

Other Assets, Less Liabilities - 1.2%                                                         1,910,706
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                        $160,406,513
-------------------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


MFS MASSACHUSETTS MUNICIPAL BOND FUND

MUNICIPAL BONDS - 97.5%
-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 3.8%
 Massachusetts Port Authority, ETM,
  12.75s, 2002 ++++++                                                         $       125   $   128,414
 Massachusetts Port Authority, ETM,
  13s, 2013 ++++++                                                                    780     1,244,498
 Massachusetts Port Authority, 5s, 2015                                             5,600     5,643,288
 Massachusetts Port Authority, 6s, 2015                                               900       987,381
 Massachusetts Port Authority, 6.125s, 2017                                         1,460     1,604,642
                                                                                            -----------
                                                                                            $ 9,608,223
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION - GENERAL PURPOSE - 22.0%
 Boston, MA, 5.75s, 2019                                                      $     3,745   $ 3,976,628
 Brookline, MA, 5.375s, 2019                                                        1,800     1,874,754
 Commonwealth of Massachusetts, 0s, 2004                                            1,080       983,588
 Commonwealth of Massachusetts, FGIC, ETM,
  7s, 2009                                                                          1,150     1,387,360
 Commonwealth of Massachusetts, 6s, 2015                                            3,000     3,346,350
 Commonwealth of Massachusetts, 5.875s,
  2017 ++++++                                                                       1,000     1,147,280
 Commonwealth of Massachusetts, 5.75s, 2019                                         2,000     2,130,460
 Commonwealth of Massachusetts, ETM,
  0s, 2004 ++++++                                                                   8,170     7,438,377
 Commonwealth of Massachusetts, ETM,
  0s, 2005                                                                          2,000     1,745,700
 Commonwealth of Massachusetts, MBIA,
  7.5s, 2004                                                                        2,850     3,070,761
 Commonwealth of Massachusetts, Consolidated
  Loan Series B, 5.625s, 2018 ++++++                                                2,000     2,248,280
 Commonwealth of Massachusetts, Consolidated
  Loan Series B, 5.75s, 2020 ++++++                                                 1,000     1,133,240
 Fall River, MA, FGIC, 5s, 2018                                                     3,980     4,031,024
 Fitchburg, MA, MBIA, 5s, 2015                                                      1,000     1,030,390
 Greater Lawrence MA Sanitation District, MBIA,
  5.625s, 2020                                                                      1,940     2,064,432
 Greater Lawrence, MA (Vocational Technical
  High School), MBIA, 5s, 2019                                                      1,795     1,805,160
 Haverhill, MA, FGIC, 7s, 2012 ++++++                                               1,250     1,317,100
 Mansfield, MA, FSA, 5.375s, 2017                                                   1,170     1,230,536
 Middleborough, MA, FGIC, 5.6s, 2014                                                   75        81,724
 New Bedford, MA, Municipal Purpose Loan, FGIC,
  5s, 2019                                                                          2,000     2,011,420
 Shrewsbury, MA, Municipal Purpose Loan, 5s,
  2019                                                                              1,000     1,003,140
 Springfield, MA, Municipal Purpose Loan, FGIC,
  5s, 2018                                                                          1,165     1,176,964
 Sutton, MA, MBIA, 5.5s, 2017                                                       1,000     1,065,330
 Sutton, MA, MBIA, 5.5s, 2019                                                       1,000     1,053,080
 Westford, MA, FGIC, 5.25s, 2020                                                    2,250     2,309,332
 Weymouth, MA, MBIA, 5.375s, 2020                                                   1,250     1,298,262
 Worcester, MA, FSA, 6s, 2016                                                       2,955     3,330,699
                                                                                            -----------
                                                                                            $55,291,371
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 3.5%
 Commonwealth of Massachusetts, 6s, 2013                                      $       125   $   141,111
 Lawrence, MA, AMBAC, 9.75s, 2002                                                     150       155,054
 Massachusetts Bay Transportation Authority,
  Pennsylvania 675A, RITES, 10.191s, 2016 + ++++                                    4,835     6,467,586
 Springfield, MA, Municipal Purpose Loan, FSA,
  6.25s, 2019                                                                       1,800     2,016,036
                                                                                            -----------
                                                                                            $ 8,779,787
-------------------------------------------------------------------------------------------------------

                                       27

MUNICIPAL BONDS - 97.5%
-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 7.7%
 Belmont, MA, 5s, 2015                                                        $     2,165   $ 2,213,691
 Dudley-Charlton, MA, Regional School District,
  RITES, FGIC, 8.271s, 2015 ++++ +                                                  1,365     1,575,497
 Dudley-Charlton, MA, Regional School District,
  RITES, FGIC, 8.271s, 2016 ++++ +                                                  1,430     1,623,822
 Dudley-Charlton, MA, Regional School District,
  RITES, FGIC, 8.271s, 2018 ++++ +                                                  1,565     1,740,327
 Holyoke, MA, MBIA, 8.1s, 2005 +++++ +                                                500       535,385
 Lawrence, MA, AMBAC, 5.5s, 2018                                                    1,350     1,425,884
 Lynn, MA, AMBAC, 5.125s, 2018                                                      3,690     3,756,973
 Narragansett, MA, Regional School District,
  AMBAC, 6s, 2019                                                                   1,720     1,908,873
 Tantasqua, MA, Regional School District, FSA,
  5.375s, 2016                                                                      2,000     2,112,080
 Tantasqua, MA, Regional School District,
  FSA, 5s, 2018                                                                     2,575     2,606,132
                                                                                            -----------
                                                                                            $19,498,664
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 9.9%
 Massachusetts Health & Education Facilities
  Authority Rev. (Caritas Christi), 5.7s, 2015                                $       980   $   980,941
 Massachusetts Health & Education Facilities
  Authority Rev. (Children's Hospital),
  6.125s, 2012                                                                      2,185     2,270,739
 Massachusetts Health & Education Facilities
  Authority Rev. (Jordan Hospital),
  5.25s, 2018                                                                       2,555     2,331,131
 Massachusetts Health & Education Facilities
  Authority Rev. (Milford-Whitinsville
  Regional), 5.25s, 2018                                                            1,500     1,260,330
 Massachusetts Health & Education Facilities
  Authority Rev. (New England Deaconess
  Hospital), 6.875s, 2022 ++++++                                                    2,150     2,243,009
 Massachusetts Health & Education Facilities
  Authority Rev. (Newton Wellesley College),
  MBIA, 6.125s, 2015                                                                1,000     1,107,980
 Massachusetts Health & Education Facilities
  Authority Rev. (North Adams Regional Hospital),
  6.625s, 2018                                                                        975       974,269
 Massachusetts Health & Education Facilities
  Authority Rev. (Partners Healthcare), MBIA,
  5.375s, 2018                                                                      2,000     2,050,180
 Massachusetts Health & Education Facilities
  Authority Rev. (South Shore Hospital),
  5.625s, 2019                                                                      1,920     1,920,019
 Massachusetts Health & Educational
  (Milton Hospital), 5.5s, 2016                                                     1,150     1,143,571
 Massachusetts Health & Educational (University
  of Massachusetts), 6.5s, 2021                                                       480       496,618
 Massachusetts Industrial Finance Agency Rev
  (Massachusetts Biomedical Research), 0s, 2004                                     5,000     4,586,000
 Massachusetts Industrial Finance Agency Rev
  (Massachusetts Biomedical Research), 0s, 2010                                     5,300     3,577,765
                                                                                            -----------
                                                                                            $24,942,552
-------------------------------------------------------------------------------------------------------
HEALTH CARE REVENUE -  LONG TERM CARE - 1.6%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Alzheimers Center), FHA,
  5.5s, 2012                                                                  $       585   $   614,449
 Boston, MA, Industrial Development Finance
  Authority Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011                                                               525       528,071
 Massachusetts Industrial Finance Agency Rev.
  (Beverly Enterprises), 8.375s, 2009                                         $     2,040    $ 2,117,541
 Massachusetts Industrial Finance Agency
  Rev. (Evanswood), 7.625s, 2014 *                                                  1,200        636,000
                                                                                            ------------
                                                                                             $ 3,896,061
--------------------------------------------------------------------------------------------------------
HUMAN SERVICES - 0.6%
 Massachusetts Health & Education Facilities
  Authority Rev. (Learning Center for Deaf
  Children), 6.1s, 2019                                                       $       950    $   905,910
 Massachusetts Industrial Finance Agency
  Rev. (Vinfen Corp.), 7.1s, 2018 ++++++                                              610        679,998
                                                                                            ------------
                                                                                             $ 1,585,908
--------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - AIRLINES - 2.1%
 Massachusetts Port Authority (Delta
  Airlines, Inc.), AMBAC, 5.5s, 2019                                          $     2,000    $ 2,052,520
 Massachusetts Port Authority (US Airways),
  MBIA, 5.875s, 2016                                                                1,900      2,039,821
 Massachusetts Port Authority (USAIR),
  MBIA, 5.625s, 2011                                                                1,140      1,225,363
                                                                                             -----------
                                                                                             $ 5,317,704
--------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 0.4%
 Massachusetts Development Finance
  Agency Rev., Resource Recovery Rev
  (Waste Management, Inc.), 6.9s, 2029                                        $       875    $   968,179
--------------------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 1.5%
 Massachusetts Development Finance
  Agency Rev. (Springfield Resources
  Recovery), 5.625s, 2019                                                     $     1,675    $ 1,707,612
 Massachusetts Industrial Finance Agency Rev
  (Welch Foods, Inc.), 5.6s, 2017                                                   2,000      2,001,180
                                                                                             -----------
                                                                                             $ 3,708,792
--------------------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 0.1%
 Springfield, MA, Industrial Development
  Finance Agency (Terminal Building), 8s, 2001                                $       263    $   262,878
--------------------------------------------------------------------------------------------- ----------
MULTI-FAMILY HOUSING REVENUE - 1.6%
 Massachusetts Housing Finance Agency
  Rev., AMBAC, 5.7s, 2020                                                     $     1,515    $ 1,544,285
 Massachusetts Housing Finance Agency
  Rev., FNMA, 6.9s, 2025                                                            1,700      1,785,136
 Somerville, MA, Housing Authority Rev
  (Clarendon Hi), GMNA, 7.85s, 2010                                                   785        793,965
                                                                                             -----------
                                                                                             $ 4,123,386
--------------------------------------------------------------------------------------------------------
PARKING - 0.6%
 Rail Connections, Inc., MA (Route 128
  Parking Garage), 6s, 2012 ++++++                                            $       450    $   522,243
 Rail Connections, Inc., MA (Route 128
  Parking Garage), 6s, 2013 ++++++                                                    500        580,270
 Rail Connections, Inc., MA
  (Route 128 Parking Garage), 6s, 2014 ++++++                                         250        290,135
                                                                                            -----------
                                                                                             $ 1,392,648
-------------------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 2.4%
 Route 3 North Transport Improvement
  Associates, MBIA, 5.625s, 2020                                              $     1,500    $ 1,581,900
 Territory of Virgin Islands, 5.875s, 2018                                          1,420      1,433,533
 Territory of Virgin Islands, 5.5s, 2022                                            2,950      2,962,921
                                                                                             -----------
                                                                                             $ 5,978,354
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 2.3%
 Massachusetts Housing Finance Agency
  Rev., 6.6s, 2026                                                            $       730   $   761,266
 Massachusetts Housing Finance
  Agency Rev., Amt Single Family
  Series 79, FSA, 5.85s, 2021                                                       1,985     2,045,801
 Massachusetts Industrial Finance Agency
  Rev., MBIA, 6.35s, 2022                                                           2,880     3,009,830
                                                                                            -----------
                                                                                            $ 5,816,897
-------------------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.7%
 Massachusetts Industrial Finance Agency
  Rev. (Ogden Haverhill), 5.5s, 2013                                          $        25   $    24,760
 Massachusetts Industrial Finance Agency
  Rev. (Ogden Haverhill), 5.6s, 2019                                                1,925     1,827,364
                                                                                            -----------
                                                                                            $ 1,852,124
-------------------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 9.3%
 Commonwealth of Massachusetts,
  5s, 2017                                                                    $     3,050   $ 3,095,292
 Massachusetts Bay Transportation Authority,
  5.75s, 2018                                                                       3,780     4,040,102
 Massachusetts Bay Transportation
  Authority, 7s,                                                                    5,000     6,247,500
 Massachusetts Development Finance
  Agency Rev., Visual & Performing Arts,
  6s, 2015                                                                          1,135     1,292,243
 Plymouth County, MA, Correctional Facilties,
  AMBAC, 5.125s, 2018 +                                                             3,000     3,033,360
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 8.738s, 2016 ++++ +                                                        2,500     3,006,200
 Univeristy of Massachusetts, Building
  Authority, AMBAC, 5.5s, 2018                                                      1,400     1,472,786
 University of Massachusetts, Building
  Authority Project, 5.125s, 2018                                                   1,150     1,169,826
                                                                                            -----------
                                                                                            $23,357,309
-------------------------------------------------------------------------------------------------------
STUDENT LOAN REVENUE - 0.8%
 Massachusetts Educational Financing
  Authority, AMBAC, 5.3s, 2016                                                $     1,975   $ 1,986,099
 Massachusetts Educational Financing
  Authority, MBIA, 6.05s, 2017                                                        100       106,853
                                                                                            -----------
                                                                                            $ 2,092,952
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 16.4%
 Commonwealth of Massachusetts, College
  Building, MBIA, 5.625s, 2016                                                $     1,650   $ 1,768,932
 Massachusetts Development Finance
  Agency (Mount Holyoke College),
  5.125s, 2021                                                                      1,000     1,005,150
 Massachusetts Development Finance Agency
  Rev. (Eastern Nazarine College),
  5.625s, 2019                                                                      1,750     1,595,982
 Massachusetts Development Finance Agency
  Rev. (Higher Education Smith College),
  5.375s, 2016                                                                      1,335     1,414,833
 Massachusetts Development Finance Agency
  Rev. (Higher Education Smith College),
  5.5s, 2017                                                                        1,210     1,287,271
 Massachusetts Development Finance Agency
  Rev. (Suffolk University), 5.75s, 2019                                              900       902,781
 Massachusetts Development Finance Agency
  Rev. (Suffolk University), 5.85s, 2029                                            1,000     1,002,330
 Massachusetts Health & Education Facilities
  Authority Rev. (Boston College),
  5.25s, 2018                                                                 $     3,500   $ 3,547,390
 Massachusetts Health & Education Facilities
  Authority Rev. (Boston College),
  5.25s, 2023                                                                       4,350     4,384,234
 Massachusetts Health & Education Facilities
  Authority Rev. (Simmons College),
  AMBAC, 6.05s, 2020                                                                1,745     1,934,978
 Massachusetts Health & Education Facilities
  Authority Rev. (University Massachusetts),
  FGIC, 5.5s, 2017                                                                  1,000     1,063,610
 Massachusetts Health & Education Facilities
  Authority Rev., (University of Massachusetts),
  FGIC, 5.625s, 2018                                                                2,170     2,316,974
 Massachusetts Health & Education Facilities
  Authority Rev. (University of Massachusetts),
  FGIC, 5.125s, 2019                                                                1,780     1,796,501
 Massachusetts Health & Education Facilities
  Authority Rev. (University of Massachusetts),
  FGIC, 5.75s, 2019                                                                 2,395     2,586,768
 Massachusetts Health & Education Facilities
  Authority Rev. (University of Massachusetts),
  FGIC, 5.85s, 2020                                                                 1,300     1,409,590
 Massachusetts Health & Education Facilities
  Authority Rev. (Wheaton College),
  5.25s, 2019                                                                       1,000     1,008,270
 Massachusetts Health & Education Facilities
  Authority Rev., ( Wheelock College),
  MBIA, 5.5s, 2021                                                                  3,400     3,542,698
 Massachusetts Industrial Finance Agency
  Rev. (Brandeis University), MBIA, 0s, 2004                                        1,000       916,860
 Massachusetts Industrial Finance Agency
  Rev. (Brandeis University), MBIA, 0s, 2009                                        1,000       719,410
 Massachusetts Industrial Finance Agency
  Rev. (Brandeis University), MBIA, 0s, 2010                                        1,000       685,620
 Massachusetts Industrial Finance Agency
  Rev. (Brandeis University), MBIA, 0s, 2011                                          500       325,235
 Massachusetts Industrial Finance Agency
  Rev. (Curry College), 8s, 2010 ++++++                                               430       498,761
 Massachusetts Industrial Finance Agency
  Rev. (Curry College), 8s, 2014 ++++++                                             1,650     1,900,569
 Massachusetts Industrial Finance Agency
  Rev. (Lesley College), CONNIE LEE,
  6.3s, 2025                                                                        2,000     2,200,920
 Massachusetts Industrial Finance Agency
  Rev. (Western New England College),
  AMBAC, 5s, 2018                                                                   1,555     1,566,087
                                                                                            -----------
                                                                                            $41,381,754
-------------------------------------------------------------------------------------------------------
UNIVERSITIES - SECONDARY SCHOOLS - 4.3%
 Massachusetts Development Finance
  Agency Rev. (Williston Northampton School),
  6.5s, 2028                                                                  $     1,000   $   998,750
 Massachusetts Development Finance Agency
  Rev. (Xaverian Brothers High School),
  5.55s, 2019                                                                       1,000       978,770
 Massachusetts Development Finance Agency
  Rev. (Xaverian Brothers High School),
  5.65s, 2029                                                                       1,000       972,700
 Massachusetts Industrial Finance Agency
  Rev., Education Dana Hall School Issue,
  5.9s, 2027                                                                        1,230     1,234,403

-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
 Massachusetts Industrial Finance Agency
  Rev. (Belmont Hill School), 5.625s, 2020                                    $     1,000   $ 1,038,980
 Massachusetts Industrial Finance Agency
  Rev. (Concord Academy), 5.5s, 2027                                                1,850     1,822,454
 Massachusetts Industrial Finance Agency
  Rev. (Groton School), 5s, 2018                                                    2,960     2,992,649
 Massachusetts Industrial Finance Agency
  Rev. (Tabor Academy), 5.4s, 2018                                                    850       836,723
                                                                                            -----------
                                                                                            $10,875,429
-------------------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 0.3%
 Massachusetts Development Finance
  Agency Rev. (Devens Electric Systems),
  5.625s, 2016                                                                $       675   $   686,232
-------------------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 5.6%
 Massachusetts Water Pollution Abatement
  Trust, 5.75s, 2017                                                          $     1,000   $ 1,086,060
 Massachusetts Water Pollution Abatement
  Trust, 5.5s, 2013                                                                    25        27,227
 Massachusetts Water Pollution Rev., 5.25s,
  2018                                                                              2,000     2,070,400
 Massachusetts Water Resources Authority,
  AMBAC, 5.25s, 2015                                                                1,500     1,611,645
 Massachusetts Water Resources Authority,
  MBIA, 5s, 2016                                                                    1,000     1,018,710
 Massachusetts Water Resources Authority,
  RITES, FGIC, 10.722s, 2019 +++++                                                  4,010     5,611,955
 Massachusetts Water Resources Authority,
  MBIA, 5.25s, 2020 ++++++                                                             50        54,771
 Massachusetts Water Resources Authority,
  MBIA, 5.25s, 2020                                                                 1,535     1,553,727
 Massachusetts Water Resources Authority,
  FGIC, 6s, 2021                                                                    1,000     1,099,880
                                                                                            -----------
                                                                                            $14,134,375
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $230,121,096)                                      $245,551,579
-------------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.1%
-------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
ISSUER                                                                      (000 OMITTED)         VALUE
-------------------------------------------------------------------------------------------------------
 Commonwealth of Massachusetts, "A",
  Central Artery, due 10/01/01                                                $       200   $   200,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 10/01/01                                                             100       100,000
 Massachusetts Health & Education Facilities
  Authority, Revenue Capital Asset Project
  Series B, due 07/01/10                                                              200       200,000
 Massachusetts Water Resources Authority,
  due 10/03/01                                                                        600       600,000
 Pinellas County, FL, Health Facility Authority,
  due 10/01/01                                                                      1,691     1,691,000
 Sevier County, TN, Public Building Authority,
  due 10/04/01                                                                         50        50,000
-------------------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                                        $ 2,841,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $232,962,096 )                                         $248,392,579

Other Assets, Less Liabilities - 1.4%                                                         3,434,637
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                        $251,827,216
-------------------------------------------------------------------------------------------------------

PORTFOLIO FOOTNOTES:
++++++Refunded security.
  ++++Inverse floating rate security.
     +Restricted security.
     #Security segregated as collateral for an open futures contract. *Non-income producing security in default.

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)

---------------------------------------------------------------------------------------------------------------------
                                                                                  ALABAMA      ARKANSAS    CALIFORNIA
SEPTEMBER 30, 2001                                                                   FUND          FUND          FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -
    Identified cost                                                           $87,714,055  $117,878,518  $390,447,116
    Unrealized appreciation                                                     5,376,230     9,497,770    24,864,472
                                                                              -----------  ------------  ------------
        Total investments, at value                                           $93,090,285  $127,376,288  $415,311,588
  Cash                                                                             30,727        68,722         8,098
  Receivable for daily variation margin on open futures contracts                   --            2,344        16,719
  Receivable for investments sold                                                 120,000        16,188     6,450,000
  Receivable for fund shares sold                                                 257,531       180,424       925,162
  Interest receivable                                                           1,525,152     1,858,750     5,028,363
  Other assets                                                                        553         --            1,780
                                                                              -----------  ------------  ------------
        Total assets                                                          $95,024,248  $129,502,716  $427,741,710
                                                                              -----------  ------------  ------------
LIABILITIES:
  Distributions payable                                                       $   174,379  $    257,155  $    764,876
  Payable for daily variation margin on open futures contracts                      4,375         --            --
  Payable for investments purchased                                                 --        2,595,238     1,208,489
  Payable for fund shares reacquired                                                1,963        21,126       345,196
  Payable to affiliates-
    Management fee                                                                  2,730         3,647        12,244
    Shareholder servicing agent fee                                                   780         1,043         3,499
    Distribution and service fee                                                    2,770         4,408        35,830
    Administrative fee                                                              --            1,672         --
  Accrued expenses and other liabilities                                           64,397        67,798       123,558
                                                                              -----------  ------------  ------------
        Total liabilities                                                     $   251,394  $  2,952,087  $  2,493,692
                                                                              -----------  ------------  ------------
NET ASSETS                                                                    $94,772,854  $126,550,629  $425,248,018
                                                                              -----------  ------------  ------------
NET ASSETS CONSIST OF:
  Paid-in capital                                                             $89,518,308  $122,929,748  $403,954,440
  Unrealized appreciation on investments                                        5,392,230     9,492,333    24,849,020
  Accumulated net realized loss on investments                                   (241,411)   (6,094,299)   (3,197,924)
  Accumulated undistributed (distributions in exess of) net investment income     103,727       222,847      (357,518)
                                                                              -----------  ------------  ------------
        Total                                                                 $94,772,854  $126,550,629  $425,248,018
                                                                              -----------  ------------  ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A                                                                       7,701,518    11,342,236    52,246,974
  Class B                                                                       1,256,971     1,062,651    14,453,318
  Class C                                                                           --            --        5,702,563
                                                                              -----------  ------------  ------------
        Total shares of beneficial interest outstanding                         8,958,489    12,404,887    72,402,855
                                                                              -----------  ------------  ------------
NET ASSETS:
  Class A                                                                     $81,471,682  $115,699,744  $306,781,139
  Class B                                                                      13,301,172    10,850,885    84,877,774
  Class C                                                                           --            --       33,589,105
                                                                              -----------  ------------  ------------
        Total net assets                                                      $94,772,854  $126,550,629  $425,248,018
                                                                              -----------  ------------  ------------
CLASS A SHARES:
  NET ASSET VALUE PER SHARE
    (net assets divided by shares of beneficial interest outstanding)              $10.58        $10.20         $5.87
                                                                              -----------  ------------  ------------
  OFFERING PRICE PER SHARE (100 DIVIDED BY 95.25 OF NET ASSET VALUE
    PER SHARE)                                                                     $11.11        $10.71         $6.16
                                                                              -----------  ------------  ------------
CLASS B SHARES:
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    (net assets divided by shares of beneficial interest outstanding)              $10.58        $10.21         $5.87
                                                                              -----------  ------------  ------------
CLASS C SHARES:
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    (net assets divided by shares of beneficial interest outstanding)               --            --            $5.89
                                                                              -----------  ------------  ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                                               FLORIDA       GEORGIA       MARYLAND  MASSACHUSETTS
SEPTEMBER 30, 2001                                                                FUND          FUND           FUND           FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -
    Identified cost                                                        $86,872,296   $62,847,951   $147,365,224   $232,962,096
    Unrealized appreciation                                                  5,112,870     4,860,687     11,130,583     15,430,483
                                                                           -----------   -----------   ------------   ------------
        Total investments, at value                                        $91,985,166   $67,708,638   $158,495,807   $248,392,579
  Cash                                                                          36,989        62,864         43,714         20,367
  Receivable for investments sold                                              350,817       304,700         60,000          --
  Receivable for fund shares sold                                               67,790        50,248        139,943        298,506
  Interest receivable                                                        1,694,593     1,122,020      2,214,631      3,743,129
  Other assets                                                                   1,282           472            974          3,386
                                                                           -----------   -----------   ------------   ------------
        Total assets                                                       $94,136,637   $69,248,942   $160,955,069   $252,457,967
                                                                           -----------   -----------   ------------   ------------
LIABILITIES:
  Distributions payable                                                    $   210,207   $   101,771   $    233,973   $    503,222
  Payable for daily variation margin on open futures contracts                   --            4,062          6,250          9,688
  Payable for investments purchased                                          1,773,145         --             --             --
  Payable for fund shares reacquired                                            86,308         5,187        215,452         25,706
  Payable to affiliates-
    Management fee                                                               2,655         1,990          4,623          7,255
    Shareholder servicing agent fee                                                759           569          1,320          2,073
    Distribution and service fee                                                 4,633         2,508          6,294          9,078
  Accrued expenses and other liabilities                                        69,003        68,431         80,644         73,729
                                                                           -----------   -----------   ------------   ------------
        Total liabilities                                                  $ 2,146,710   $   184,518   $    548,556   $    630,751
                                                                           -----------   -----------   ------------   ------------
NET ASSETS                                                                 $91,989,927   $69,064,424   $160,406,513   $251,827,216
                                                                           -----------   -----------   ------------   ------------
NET ASSETS CONSIST OF:
  Paid-in capital                                                          $92,761,080   $65,457,741   $153,061,162   $239,094,940
  Unrealized appreciation on investments                                     5,112,871     4,875,322     11,153,531     15,465,958
  Accumulated net realized loss on investments                              (5,969,385)   (1,213,683)    (3,770,251)    (2,372,443)
  Accumulated undistributed (distributions in excess of) net
   investment income                                                            85,361       (54,956)       (37,929)      (361,239)
                                                                           -----------   -----------   ------------   ------------
        Total                                                              $91,989,927   $69,064,424   $160,406,513   $251,827,216
                                                                           -----------   -----------   ------------   ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A                                                                    6,835,475     4,719,233     11,283,432     19,426,011
  Class B                                                                    2,350,557     1,612,066      2,730,062      3,046,320
                                                                           -----------   -----------   ------------   ------------
        Total shares of beneficial interest outstanding                      9,186,032     6,331,299     14,013,494     22,472,331
                                                                           -----------   -----------   ------------   ------------
NET ASSETS:
  Class A                                                                  $68,442,633   $51,468,308   $129,173,500   $217,665,706
  Class B                                                                   23,547,294    17,596,116     31,233,013     34,161,510
                                                                           -----------   -----------   ------------   ------------
        Total net assets                                                   $91,989,927   $69,064,424   $160,406,513   $251,827,216
                                                                           -----------   -----------   ------------   ------------
CLASS A SHARES:
  NET ASSET VALUE PER SHARE
    (net assets divided by shares of beneficial interest outstanding)           $10.01        $10.91         $11.45         $11.20
                                                                           -----------   -----------   ------------   ------------
  OFFERING PRICE PER SHARE (100 DIVIDED BY 95.25 OF NET ASSET VALUE
    PER SHARE)                                                                  $10.51        $11.45         $12.02         $11.76
                                                                           -----------   -----------   ------------   ------------
CLASS B SHARES:
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    (net assets divided by shares of beneficial interest outstanding)           $10.02        $10.92         $11.44         $11.21
                                                                           -----------   -----------   ------------   ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Operations (Unaudited)

------------------------------------------------------------------------------------------------------------------------------
                                                                                          ALABAMA       ARKANSAS    CALIFORNIA
SIX MONTHS ENDED SEPTEMBER 30, 2001                                                          FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
  Interest income                                                                      $2,719,253     $3,610,288   $11,252,544
                                                                                       ----------     ----------   -----------
  Expenses -
    Management fee                                                                     $  258,631     $  342,467   $ 1,130,528
    Trustees' compensation                                                                  6,432          4,976         4,783
    Shareholder servicing agent fee                                                        47,120         62,398       206,017
    Distribution and service fee (Class A)                                                101,221         57,300       149,058
    Distribution and service fee (Class B)                                                 66,318         44,042       356,312
    Distribution and service fee (Class C)                                                  --            --           162,284
    Administrative fee                                                                      6,336         10,051        27,506
    Custodian fee                                                                          25,699         35,004       102,067
    Printing                                                                                4,580          7,956        27,040
    Postage                                                                                 1,307          3,157        11,219
    Auditing fees                                                                          15,933         16,337        15,167
    Legal fees                                                                              8,861          5,753        39,498
    Miscellaneous                                                                          21,264         31,182         1,601
                                                                                       ----------     ----------   -----------
        Total expenses                                                                 $  563,702     $  620,623   $ 2,233,080
    Fees paid indirectly                                                                   (5,584)        (7,441)      (13,348)
    Reduction of expenses by investment adviser                                           (93,710)      (124,071)     (409,471)
                                                                                       ----------     ----------   -----------
        Net expenses                                                                   $  464,408     $  489,111   $ 1,810,261
                                                                                       ----------     ----------   -----------
          Net investment income                                                        $2,254,845     $3,121,177   $ 9,442,283
                                                                                       ----------     ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                            $   81,878     $  (47,802)  $ 1,603,871
    Futures contracts                                                                    (170,117)        85,028       383,472
                                                                                       ----------     ----------   -----------
        Net realized gain (loss) on investments                                        $  (88,239)    $   37,226   $ 1,987,343
                                                                                       ----------     ----------   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                        $  628,604     $1,468,000   $ 2,562,365
    Futures contracts                                                                      16,000        (42,648)      (15,890)
                                                                                       ----------     ----------   -----------
          Net unrealized gain on investments                                           $  644,604     $1,425,352   $ 2,546,475
                                                                                       ----------     ----------   -----------
            Net realized and unrealized gain on investments                            $  556,365     $1,462,578   $ 4,533,818
                                                                                       ----------     ----------   -----------
              Increase in net assets from operations                                   $2,811,210     $4,583,755   $13,976,101
                                                                                       ----------     ----------   -----------

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                                                        FLORIDA        GEORGIA       MARYLAND   MASSACHUSETTS
SIX MONTHS ENDED SEPTEMBER 30, 2001                                        FUND           FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
  Interest income                                                    $2,587,441     $1,934,654     $4,503,371      $6,992,754
                                                                     ----------     ----------     ----------      ----------
  Expenses -
    Management fee                                                   $  248,275     $  189,517     $  437,415      $  684,012
    Trustees' compensation                                               11,437          --             6,555           9,354
    Shareholder servicing agent fee                                      45,237         34,526         79,702         124,628
    Distribution and service fee (Class A)                                 --           64,157        226,083         380,784
    Distribution and service fee (Class B)                               94,888         88,630        151,087         158,321
    Administrative fee                                                    6,094          4,648         10,714          16,727
    Custodian fee                                                        21,875         17,542         42,454          47,107
    Printing                                                              3,204          5,678         10,282          10,692
    Postage                                                               1,923          1,058          3,495           5,883
    Auditing fees                                                        15,933         16,430         13,640          11,369
    Legal fees                                                            3,713          4,874          8,151          10,221
    Miscellaneous                                                        19,957         35,777         36,504          29,368
                                                                     ----------     ----------     ----------      ----------
        Total expenses                                               $  472,536     $  462,837     $1,026,082      $1,488,466
    Fees paid indirectly                                                 (8,074)        (5,469)        (9,606)        (13,208)
    Reduction of expenses by investment adviser                         (89,948)       (68,678)      (158,454)       (247,813)
                                                                     ----------     ----------     ----------      ----------
        Net expenses                                                 $  374,514     $  388,690     $  858,022      $1,227,445
                                                                     ----------     ----------     ----------      ----------
          Net investment income                                      $2,212,927     $1,545,964     $3,645,349      $5,765,309
                                                                     ----------     ----------     ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ (163,340)    $   70,291     $  121,963      $  109,741
    Futures contracts                                                   (12,515)      (103,079)      (176,441)       (366,504)
                                                                     ----------     ----------     ----------      ----------
        Net realized loss on investments                             $ (175,855)    $  (32,788)    $  (54,478)     $ (256,763)
                                                                     ----------     ----------     ----------      ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $  734,555     $  560,847     $1,529,016      $2,516,902
    Futures contracts                                                    (5,844)        14,635         31,951          35,475
                                                                     ----------     ----------     ----------      ----------
          Net unrealized gain on investments                         $  728,711     $  575,482     $1,560,967      $2,552,377
                                                                     ----------     ----------     ----------      ----------
            Net realized and unrealized gain on investments          $  552,856     $  542,694     $1,506,489      $2,295,614
                                                                     ----------     ----------     ----------      ----------
              Increase in net assets from operations                 $2,765,783     $2,088,658     $5,151,838      $8,060,923
                                                                     ----------     ----------     ----------      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Changes in Net Assets (Unaudited)

--------------------------------------------------------------------------------------------------------------------
                                                                             ALABAMA        ARKANSAS      CALIFORNIA
SIX MONTHS ENDED SEPTEMBER 30, 2001                                             FUND            FUND            FUND
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                                                  $ 2,254,845    $  3,121,177    $  9,442,283
  Net realized gain (loss) on investments                                    (88,239)         37,226       1,987,343
  Net unrealized gain on investments                                         644,604       1,425,352       2,546,475
                                                                         -----------    ------------    ------------
    Increase in net assets from operations                               $ 2,811,210    $  4,583,755    $ 13,976,101
                                                                         -----------    ------------    ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                   $(2,066,817)   $ (2,874,446)   $ (7,387,349)
  From net investment income (Class B)                                      (288,023)       (216,408)     (1,702,228)
  From net investment income (Class C)                                         --              --           (656,396)
                                                                         -----------    ------------    ------------
        Total distributions declared to shareholders                     $(2,354,840)   $ (3,090,854)   $ (9,745,973)
                                                                         -----------    ------------    ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                       $ 5,830,223    $  6,712,334    $ 63,620,207
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                         956,385       1,529,198       4,686,467
  Cost of shares reacquired                                               (6,616,067)     (6,933,693)    (53,955,052)
                                                                         -----------    ------------    ------------
  Net increase in net assets from
    fund share transactions                                              $   170,541    $  1,307,839    $ 14,351,622
                                                                         -----------    ------------    ------------
        Total increase in net assets                                     $   626,911    $  2,800,740    $ 18,581,750
NET ASSETS:
  At beginning of period                                                  94,145,943     123,749,888     406,666,268
                                                                         -----------    ------------    ------------
  At end of period                                                       $94,772,854    $126,550,629    $425,248,018
                                                                         -----------    ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD              $   103,727    $    222,847    $   (357,518)
                                                                         -----------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                                            FLORIDA        GEORGIA        MARYLAND   MASSACHUSETTS
SIX MONTHS ENDED SEPTEMBER 30, 2001                                            FUND           FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                                                 $ 2,212,927    $ 1,545,964    $  3,645,349    $  5,765,309
  Net realized loss on investments                                         (175,855)       (32,788)        (54,478)       (256,763)
  Net unrealized gain on investments                                        728,711        575,482       1,560,967       2,552,377
                                                                        -----------    -----------    ------------    ------------
    Increase in net assets from operations                              $ 2,765,783    $ 2,088,658    $  5,151,838    $  8,060,923
                                                                        -----------    -----------    ------------    ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $(1,687,850)   $(1,216,013)   $ (3,067,395)   $ (5,232,730)
  From net investment income (Class B)                                     (501,515)      (352,712)       (618,761)       (656,704)
                                                                        -----------    -----------    ------------    ------------
        Total distributions declared to shareholders                    $(2,189,365)   $(1,568,725)   $ (3,686,156)   $ (5,889,434)
                                                                        -----------    -----------    ------------    ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                      $ 7,769,893    $ 4,181,869    $ 12,428,143    $ 16,094,640
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                        822,302        826,005       2,017,325       2,670,686
  Cost of shares reacquired                                              (7,806,005)    (6,074,729)     (9,679,666)    (15,439,478)
                                                                        -----------    -----------    ------------    ------------
  Net increase (decrease) in net assets from
    fund share transactions                                             $   786,190    $(1,066,855)   $  4,765,802    $  3,325,848
                                                                        -----------    -----------    ------------    ------------
        Total increase (decrease) in net assets                         $ 1,362,608    $  (546,922)   $  6,231,484    $  5,497,337
NET ASSETS:
  At beginning of period                                                 90,627,319     69,611,346     154,175,029     246,329,879
                                                                        -----------    -----------    ------------    ------------
  At end of period                                                      $91,989,927    $69,064,424    $160,406,513    $251,827,216
                                                                        -----------    -----------    ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD             $    85,361    $   (54,956)   $    (37,930)   $   (361,239)
                                                                        -----------    -----------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------
                                                                                     ALABAMA        ARKANSAS      CALIFORNIA
YEAR ENDED MARCH 31, 2001                                                               FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations -
  Net investment income                                                          $ 4,483,381    $  6,246,355    $ 13,424,104
  Net realized gain (loss) on investments                                             91,866         552,991        (815,760)
  Net unrealized gain on investments                                               4,386,100       5,157,653      18,694,903
                                                                                 -----------    ------------    ------------
    Increase in net assets from operations                                       $ 8,961,347    $ 11,956,999    $ 31,303,247
                                                                                 -----------    ------------    ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                           $(4,008,345)   $ (5,740,786)   $(10,188,123)
  From net investment income (Class B)                                              (510,310)       (409,944)     (2,768,304)
  From net investment income (Class C)                                                 --              --            612,223
                                                                                 -----------    ------------    ------------
        Total distributions declared to shareholders                             $(4,518,655)   $ (6,150,730)   $(13,568,650)
                                                                                 -----------    ------------    ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                               $13,782,065    $ 15,038,576    $210,765,903
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                               1,924,303       2,960,307       6,267,340
  Cost of shares reacquired                                                       (9,665,019)    (16,393,342)    (95,778,592)
                                                                                 -----------    ------------    ------------
  Net increase in net assets from fund share transactions                        $ 6,041,349    $  1,605,541    $121,254,651
                                                                                 -----------    ------------    ------------
        Total increase in net assets                                             $10,484,041    $  7,411,810    $138,989,248
NET ASSETS:
  At beginning of period                                                          83,661,902     116,338,078     267,677,020
                                                                                 -----------    ------------    ------------
  At end of period                                                               $94,145,943    $123,749,888    $406,666,268
                                                                                 -----------    ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD                                 $   203,722    $    192,524    $    (53,328)
                                                                                 -----------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------
                                                                       FLORIDA        GEORGIA        MARYLAND   MASSACHUSETTS
YEAR ENDED MARCH 31, 2001                                                 FUND           FUND            FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
From operations -
  Net investment income                                            $ 4,243,783    $ 3,079,965    $  6,834,121    $ 11,860,177
  Net realized gain (loss) on investments                              206,564        (58,240)         (6,616)        626,801
  Net unrealized gain on investments                                 3,995,120      3,494,479       6,747,156      10,929,265
                                                                   -----------    -----------    ------------    ------------
    Increase in net assets from operations                         $ 8,445,467    $ 6,516,204    $ 13,574,661    $ 23,416,243
                                                                   -----------    -----------    ------------    ------------
Distributions declared to shareholders -
  From net investment income (Class A)                             $(3,349,947)   $(2,403,792)   $ (5,619,995)   $(10,932,716)
  From net investment income (Class B)                                (909,726)      (673,663)     (1,147,162)     (1,256,559)
                                                                   -----------    -----------    ------------    ------------
        Total distributions declared to shareholders               $(4,259,673)   $(3,077,455)   $ (6,767,157)   $(12,189,275)
                                                                   -----------    -----------    ------------    ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                 $23,184,914    $10,527,703    $ 17,951,959    $ 25,498,391
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                 1,528,250      1,563,063       3,627,926       5,459,460
  Cost of shares reacquired                                        (22,378,380)    (8,749,371)    (16,014,627)     28,825,790
                                                                   -----------    -----------    ------------    ------------
  Net increase in net assets from
    fund share transactions                                        $ 2,334,784    $ 3,341,395    $  5,565,258    $  2,132,061
                                                                   -----------    -----------    ------------    ------------
        Total increase in net assets                               $ 6,520,578    $ 6,780,144    $ 12,372,762    $ 13,359,029
NET ASSETS:
  At beginning of period                                            84,106,741     62,831,202     141,802,267     232,970,850
                                                                   -----------    -----------    ------------    ------------
  At end of period                                                 $90,627,319    $69,611,346    $154,175,029    $246,329,879
                                                                   -----------    -----------    ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD        $    61,799    $   (32,195)   $      2,878    $   (237,114)
                                                                   -----------    -----------    ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                      ALABAMA FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                SEPTEMBER 30, 2001                          YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                       (UNAUDITED)          2001        2000         1999         1998       1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                    $   10.53     $   10.00    $  10.76     $  10.80    $   10.48   $  10.52
                                                         ---------     ---------    --------     --------    ---------   --------
Income from investment operations#@@-
  Net investment income@                                 $    0.26     $    0.54    $   0.54     $   0.54    $    0.55   $   0.56
  Net realized and unrealized gain (loss) on
    investments                                               0.06          0.53       (0.64)       (0.01)        0.45       0.04
                                                         ---------     ---------    --------     --------    ---------   --------
    Total from investment operations                     $    0.32     $    1.07    $  (0.10)    $   0.53    $    1.00   $   0.60
                                                         ---------     ---------    --------     --------    ---------   --------
Less distributions declared to shareholders -
  From net investment income                             $   (0.27)    $   (0.54)   $  (0.54)    $  (0.54)   $   (0.55)  $  (0.55)
  From net realized gain on investments                      --            --          (0.12)       (0.03)       (0.13)     (0.09)
  In excess of net realized gain on investments              --            --          (0.00)+++     --           --         --
                                                         ---------     ---------    --------     --------    ---------   --------
    Total distributions declared to shareholders         $   (0.27)    $   (0.54)   $  (0.66)    $  (0.57)   $   (0.68)  $  (0.64)
                                                         ---------     ---------    --------     --------    ---------   --------
Net asset value - end of period                          $   10.58     $   10.53    $  10.00     $  10.76    $   10.80   $  10.48
                                                         ---------     ---------    --------     --------    ---------   --------
Total return++                                                3.09%++      11.00%      (0.82)%       5.03%        9.72%      5.82%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                  0.90%+        0.86%       0.89%        0.95%        1.04%      1.10%
  Net investment income@@                                     4.92%+        5.25%       5.28%        5.04%        5.12%      5.28%
PORTFOLIO TURNOVER                                               5%           17%         44%          23%          21%        22%
NET ASSETS AT END OF PERIOD (000 OMITTED)                $  81,472     $  81,615    $ 72,736     $ 73,851    $  75,538   $ 76,928



    @ The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                            $    0.25     $    0.52    $    0.52    $    0.53    $    0.54        --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                            1.10%+        1.06%       1.07%        1.07%        1.11%        --
        Net investment income@@                               4.72%+        5.05%       5.10%        4.92%        5.05%        --


 @@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
      + Annualized.
     ++ Not annualized.
    +++ Per share amount was less than $0.01.
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect reductions from certain expense offset arrangements.
     ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                      ALABAMA FUND
------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                 SEPTEMBER 30, 2001                     YEAR ENDED MARCH 31,
------------------------------------------------------------------------------------------------------------------------------
                                                         (UNAUDITED)       2001        2000        1999         1998      1997
------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                    $  10.53     $   10.00    $  10.76    $  10.80       $10.48    $10.52
                                                         ---------    ---------    --------    --------       ------    ------
Income from investment operations#@@-
  Net investment income@                                 $   0.22     $    0.46    $   0.46    $   0.46       $ 0.47    $ 0.47
  Net realized and unrealized gain (loss) on
    investments                                              0.06          0.53       (0.64)      (0.01)        0.45      0.04
                                                         ---------    ---------    --------    --------       ------    ------
    Total from investment operations                     $   0.28     $    0.99    $  (0.18)   $   0.45       $ 0.92    $ 0.51
                                                         ---------    ---------    --------    --------       ------    ------
Less distributions declared to shareholders -
  From net investment income                             $  (0.23)    $   (0.46)   $  (0.46)   $  (0.46)      $(0.47)  $ (0.47)
  From net realized gain on investments                      --           --          (0.12)      (0.03)       (0.13)    (0.08)
  In excess of net realized gain on investments              --           --          (0.00)+++     --           --        --
                                                         ---------    ---------    --------    --------       ------    ------
    Total distributions declared to shareholders         $  (0.23)    $   (0.46)   $  (0.58)   $  (0.49)      $(0.60)  $ (0.55)
                                                         ---------    ---------    --------    --------       ------    ------
Net asset value - end of period                          $  10.58     $   10.53    $  10.00    $  10.76       $10.80    $10.48
                                                         ---------    ---------    --------    --------       ------    ------
Total return                                                 2.70%++      10.17%      (1.56)%      4.25%        8.91%     4.98%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                 1.65%+        1.61%       1.64%       1.69%        1.79%     1.90%
  Net investment income@@                                    4.17%+        4.50%       4.53%       4.29%        4.36%     4.48%
PORTFOLIO TURNOVER                                              5%           17%         44%         23%          21%       22%
NET ASSETS AT END OF PERIOD (000 OMITTED)                 $ 13,301     $ 12,531    $ 10,926    $ 11,452       $8,074    $7,281

  @   The investment adviser voluntarily waived a portion of its fee, for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                              $ 0.21       $  0.46      $ 0.44    $  0.45        $ 0.46       --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                           1.85%+        1.81%       1.82%      1.81%         1.86%      --
        Net investment income@@                              3.97%+        4.30%       4.35%      4.17%         4.29%      --


 @@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
      + Annualized.
     ++ Not annualized.
    +++ Per share amount was less than $0.01.
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect expense reductions from certain expense offset arrangements

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                   ARKANSAS FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                               SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                   (UNAUDITED)              2001        2000        1999         1998        1997
---------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of year                       $   10.08    $    9.61   $   10.14   $   10.18   $     9.72   $    9.75
                                                          ---------    ---------   ---------   ---------   ----------   ---------
Income from investment operations#@@-
  Net investment income@                                  $    0.26    $    0.51   $    0.50   $    0.50   $     0.50   $    0.50
  Net realized and unrealized gain (loss) on
    investments                                                0.11         0.47       (0.53)      (0.04)        0.46       (0.03)
                                                          ---------    ---------   ---------   ---------   ----------   ---------
    Total from investment operations                      $    0.37    $    0.98   $   (0.03)  $    0.46   $     0.96   $    0.47
                                                          ---------    ---------   ---------   ---------   ----------   ---------
Less distributions declared to shareholders -
  From net investment income                              $   (0.25)   $   (0.51)  $   (0.50)  $   (0.50)  $    (0.50)  $   (0.50)
  In excess of net realized gain on investments                  --          --           --          --        (0.00)+++     --
                                                          ---------    ---------   ---------   ---------   ----------   ---------
    Total distributions declared to shareholders          $   (0.25)   $   (0.51)  $   (0.50)  $   (0.50)  $    (0.50)  $   (0.50)
                                                          ---------    ---------   ---------   ---------   ----------   ---------
Net asset value - end of year                             $   10.20    $   10.08   $    9.61   $   10.14   $    10.18   $    9.72
                                                          ---------    ---------   ---------   ---------   ----------   ---------
Total return++                                                 3.77%++     10.45%      (0.24)%      4.60%       10.06%       4.87%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                   0.74%+       0.70%       0.72%       0.77%        0.85%       0.92%
  Net investment income@@                                      5.09%+       5.25%       5.14%       4.92%        4.97%       5.14%
PORTFOLIO TURNOVER                                                4%          12%         28%         12%          15%          9%
NET ASSETS AT END OF YEAR (000 OMITTED)                   $ 115,700    $ 113,928   $ 107,111   $ 124,644     $134,072   $ 144,263

  @   The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                              $   0.25    $    0.49   $     0.48   $     0.49   $     0.49      --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             0.94%+       0.90%        0.90%        0.89%        0.92%     --
        Net investment income@@                                4.89%+       5.05%        4.96%        4.80%        4.90%     --

 @@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
    ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                       ARKANSAS FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                   SEPTEMBER 30, 2001                    YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                      (UNAUDITED)        2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of year                       $ 10.09      $ 9.62       $10.14      $ 10.18       $ 9.72       $ 9.75
                                                          -------      -------      ------      -------       ------       ------
Income from investment operations#@@-
  Net investment income@                                  $  0.22      $ 0.44       $ 0.42       $ 0.43       $ 0.42       $ 0.42
  Net realized and unrealized gain (loss) on
    investments                                              0.12        0.46        (0.53)       (0.04)        0.46        (0.03)
                                                          -------      -------      ------      -------       ------       ------
    Total from investment operations                      $  0.34      $ 0.90      $ (0.11)      $ 0.39       $ 0.88       $ 0.39
                                                          -------      -------      ------      -------       ------       ------
Less distributions declared to shareholders -
  From net investment income                              $ (0.22)     $(0.43)     $ (0.41)    $  (0.43)     $ (0.42)     $ (0.42)
  In excess of net realized gain on investments               --          --           --           --         (0.00)+++     --
                                                          -------      -------      ------      -------       ------       ------
    Total distributions declared to shareholders          $ (0.22)     $(0.43)     $ (0.41)    $  (0.43)     $ (0.42)     $ (0.42)
                                                          -------      -------      ------      -------       ------       ------
Net asset value - end of year                             $ 10.21      $10.09       $ 9.62      $ 10.14       $10.18       $ 9.72
                                                          -------      -------      ------      -------       ------       ------
Total return                                                 3.37%++     9.59%       (1.02)%       3.91%        9.18%        4.05%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                 1.51%+      1.47%        1.62%        1.43%        1.65%        1.71%
  Net investment income@@                                    4.32%+      4.49%        4.33%        4.26%        4.15%        4.34%
PORTFOLIO TURNOVER                                              4%         12%          28%          12%          15%           9%
NET ASSETS AT END OF YEAR (000 OMITTED)                   $10,851      $9,822       $9,227      $10,609       $7,370       $7,548

  @   The investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                              $ 0.21      $ 0.42       $ 0.40       $ 0.42       $ 0.41         --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                           1.71%+      1.67%        1.80%        1.55%        1.72%        --
        Net investment income@@                              4.12%+      4.29%        4.15%        4.14%        4.08%        --


@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                       CALIFORNIA FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                     SEPTEMBER 30, 2001                    YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                            (UNAUDITED)       2001         2000      1999         1998        1997
---------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS A
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                     $     5.81     $    5.52   $   5.89    $   5.80     $   5.47  $    5.52
                                                          ----------      --------   --------    --------     --------  ---------
Income from investment operations#@@-
  Net investment income@                                   $    0.14     $    0.28   $  0.29     $   0.29     $   0.29  $    0.30
  Net realized and unrealized gain (loss) on
    investments                                                 0.06          0.30      (0.38)       0.09         0.33      (0.05)
                                                          ----------      --------   --------    --------     --------  ---------
    Total from investment operations                       $    0.20     $    0.58   $  (0.09)   $   0.38     $   0.62  $    0.25
                                                          ----------      --------   --------    --------     --------  ---------
Less distributions declared to shareholders -
  From net investment income                               $   (0.14)    $  (0.29)   $  (0.28)   $  (0.29)    $  (0.29) $   (0.30)
  In excess of net investment income                             --          --          --         (0.00)+++    --         --
                                                          ----------      --------   --------    --------     --------  ---------
    Total distributions declared to shareholders           $   (0.14)    $  (0.29)   $  (0.28)   $  (0.29)    $  (0.29) $   (0.30)
                                                          ----------      --------   --------    --------     --------  ---------
Net asset value - end of period                            $    5.87     $   5.81    $   5.52    $   5.89     $   5.80  $    5.47
                                                          ----------      --------   --------    --------     --------  ---------
Total return++                                                  3.58%++      10.78%     (1.41)%      6.59%       11.51%      4.55%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                    0.67%+        0.62%      0.51%       0.60%        0.64%      0.66%
  Net investment income@@                                       4.83%+        5.08%      5.21%       4.82%        5.07%      5.36%
PORTFOLIO TURNOVER                                                 7%           21%        40%         26%          49%        78%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $ 306,781      $293,137     $196,828   $226,903     $222,421  $232,612

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                                 $ 0.13        $ 0.27   $   0.27   $    0.27       $ 0.28     $ 0.29
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                              0.87%+        0.87%      0.86%       0.77%        0.79%      0.81%
        Net investment income@@                                 4.63%+        4.83%      4.86%       4.65%        4.92%      5.21%


@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
      + Annualized.
     ++ Not annualized.
    +++ Per share amount was less than $0.01.
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect reductions from certain expense offset arrangements.
     ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                  CALIFORNIA FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                               SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                      (UNAUDITED)        2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                  $   5.81      $   5.52      $  5.89      $  5.80      $  5.47      $  5.52
                                                       --------      --------      -------      -------      -------       -------
Income from investment operations#@@-
  Net investment income@                               $   0.12      $   0.24      $  0.25      $  0.24      $  0.24      $  0.25
  Net realized and unrealized gain (loss) on
    investments                                            0.06          0.30        (0.38)        0.09         0.33        (0.05)
                                                       --------      --------      -------      -------      -------       -------
    Total from investment operations                   $   0.18      $   0.54      $ (0.13)     $  0.33      $  0.57      $  0.20
                                                       --------      --------      -------      -------      -------       -------
Less distributions declared to shareholders -
  From net investment income                           $  (0.12)     $  (0.25)     $ (0.24)     $ (0.24)     $ (0.24)     $ (0.25)
  In excess of net investment income                       --           --           --           (0.00)+++     --           --
                                                       --------      --------      -------      -------      -------       -------
    Total distributions declared to shareholders       $  (0.12)     $  (0.25)     $ (0.24)     $ (0.24)     $ (0.24)     $ (0.25)
                                                       --------      --------      -------      -------      -------       -------
Net asset value - end of period                        $   5.87      $   5.81      $  5.52      $  5.89      $  5.80      $  5.47
                                                       --------      --------      -------      -------      -------       -------
Total return                                               3.18%++       9.93%       (2.21)%       5.74%       10.62%        3.64%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                               1.45%+        1.39%        1.31%        1.39%        1.44%        1.54%
  Net investment income@@                                  4.05%+        4.31%        4.38%        4.02%        4.26%        4.48%
PORTFOLIO TURNOVER                                            7%           21%          40%          26%          49%          78%
NET ASSETS AT END OF PERIOD (000 OMITTED)               $84,878       $80,473      $60,367      $61,458      $43,790      $36,694

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                            $ 0.11        $ 0.23       $ 0.23       $ 0.22       $ 0.23       $ 0.24
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.65%+        1.64%        1.66%        1.56%        1.59%        1.69%
        Net investment income@@                            3.85%+        4.06%        4.03%        3.85%        4.11%        4.33%


@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                    CALIFORNIA FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                  SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                         (UNAUDITED)       2001          2000         1999         1998       1997
----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                     $  5.83       $  5.53      $  5.90      $  5.81       $ 5.48     $ 5.53
                                                          -------       --------     -------      -------       -------    ------
Income from investment operations#@@-
  Net investment income@                                  $  0.11       $  0.23      $  0.24      $  0.23       $ 0.23     $ 0.24
  Net realized and unrealized gain (loss) on
    investments                                              0.07          0.31        (0.38)        0.09         0.33      (0.05)
                                                          -------       --------     -------      -------       -------    ------
    Total from investment operations                      $  0.18       $  0.54      $ (0.14)     $  0.32       $ 0.56     $ 0.19
                                                          -------       --------     -------      -------       -------    ------
Less distributions declared to shareholders -
  From net investment income                              $ (0.12)      $ (0.24)     $ (0.23)     $ (0.23)      $(0.23)    $(0.24)
  In excess of net investment income                         --           --           --           (0.00)+++     --          --
                                                          -------       --------     -------      -------       -------    ------
    Total distributions declared to shareholders          $ (0.12)      $ (0.24)     $ (0.23)     $ (0.23)      $(0.23)    $(0.24)
                                                          -------       --------     -------      -------       -------    ------
Net asset value - end of period                           $  5.89       $  5.83      $  5.53      $  5.90       $ 5.81     $ 5.48
                                                          -------       --------     -------      -------       -------    ------
Total return                                                 3.10%++       9.96%       (2.29)%       5.54%       10.39%      3.51%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                 1.57%+        1.52%        1.41%        1.56%        1.64%      1.66%
  Net investment income@@                                    3.93%+        4.21%        4.32%        3.84%        4.08%      4.37%
PORTFOLIO TURNOVER                                              7%           21%          40%          26%          49%        78%
NET ASSETS AT END OF PERIOD (000 OMITTED)                 $33,589       $33,056      $10,482      $10,178       $4,396     $3,856

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                             $  0.10       $  0.22      $  0.22      $  0.21       $ 0.22     $ 0.23
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                           1.77%+        1.77%        1.76%        1.74%        1.79%      1.81%
        Net investment income@@                              3.73%+        3.96%        3.97%        3.66%        3.93%      4.22%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                        FLORIDA FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                    SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                           (UNAUDITED)      2001       2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                    $  9.95       $  9.47      $ 10.12      $ 10.10      $  9.64       $ 9.82
                                                         -------       -------      -------      -------       -------      ------
Income from investment operations#@@-
  Net investment income@                                 $  0.25       $  0.50      $  0.50      $  0.50      $  0.50      $  0.51
  Net realized and unrealized gain (loss) on
    investments                                             0.06          0.49        (0.65)        0.02         0.46        (0.18)
                                                         -------       -------      -------      -------       -------      ------
    Total from investment operations                     $  0.31       $  0.99      $ (0.15)     $  0.52      $  0.96      $  0.33
                                                         -------       -------      -------      -------       -------      ------
Less distributions declared to shareholders -
  From net investment income                             $ (0.25)      $ (0.51)     $ (0.50)     $ (0.50)     $ (0.50)     $ (0.51)
                                                         -------       -------      -------      -------       -------      ------
    Total distributions declared to shareholders         $ (0.25)      $ (0.51)     $ (0.50)     $ (0.50)     $ (0.50)     $ (0.51)
                                                         -------       -------      -------      -------       -------      ------
Net asset value - end of period                          $ 10.01       $  9.95      $  9.47      $ 10.12      $ 10.10      $  9.64
                                                         -------       -------      -------      -------       -------      ------
Total return++                                              3.19%++      10.72%       (1.38)%       5.25%       10.16%        3.43%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                0.65%+        0.63%        0.66%        0.69%        0.78%        0.86%
  Net investment income@@                                   5.12%+        5.23%        5.21%        4.96%        5.03%        5.26%
PORTFOLIO TURNOVER                                             8%           18%          52%          23%          14%          24%
NET ASSETS AT END OF PERIOD (000 OMITTED)                $68,443       $66,807      $64,107      $77,628      $77,711      $80,342

  @   The investment adviser voluntarily waived a portion of its fees for certain periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                             $ 0.24        $ 0.48      $  0.48      $  0.49      $  0.49        --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                          0.85%+        0.83%        0.84%        0.81%        0.85%       --
        Net investment income@@                             4.92%+        5.03%        5.03%        4.84%        4.96%       --

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.05%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
    ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


---------------------------------------------------------------------------------------------------------------------------------
                                                       FLORIDA FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                 SEPTEMBER 30, 2001                     YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                        (UNAUDITED)         2001         2000         1999         1998      1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                    $  9.95      $  9.47      $ 10.11      $ 10.09      $  9.64      $  9.82
                                                         -------      -------      -------      -------      -------      -------
Income from investment operations#@@-
  Net investment income@                                 $  0.22      $  0.42      $ 0.43       $  0.42      $  0.42      $  0.43
  Net realized and unrealized gain (loss) on
    investments                                             0.06         0.49        (0.64)        0.02         0.45        (0.18)
                                                         -------      -------      -------      -------      -------      -------
    Total from investment operations                     $  0.28      $  0.91      $ (0.21)     $  0.44      $  0.87      $  0.25
                                                         -------      -------      -------      -------      -------      -------
Less distributions declared to shareholders -
  From net investment income                             $ (0.21)     $ (0.43)     $ (0.43)     $ (0.42)     $ (0.42)     $ (0.43)
                                                         -------      -------      -------      -------      -------      -------
    Total distributions declared to shareholders         $ (0.21)     $ (0.43)     $ (0.43)     $ (0.42)     $ (0.42)     $ (0.43)
                                                         -------      -------      -------      -------      -------      -------
Net asset value - end of period                          $ 10.02      $  9.95      $  9.47      $ 10.11      $ 10.09      $  9.64
                                                         -------      -------      -------      -------      -------      -------
Total return                                                2.88%++      9.84%       (2.07)%       4.42%        9.18%        2.56%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                1.45%+       1.43%        1.45%        1.49%        1.58%        1.72%
  Net investment income@@                                   4.32%+       4.43%        4.42%        4.16%        4.22%        4.40%
PORTFOLIO TURNOVER                                             8%          18%          52%          23%          14%          24%
NET ASSETS AT END OF PERIOD (000 OMITTED)                $23,547      $23,820      $19,999      $20,813      $16,719      $14,701

  @   The investment adviser voluntarily waived a portion of its fees for certain periods indicated. If the fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                            $  0.21        $ 0.41     $   0.41      $  0.41     $   0.41      --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                          1.65%+        1.63%        1.63%        1.61%        1.65%     --
        Net investment income@@                             4.12%+        4.23%        4.24%        4.04%        4.15%     --

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.05%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.


---------------------------------------------------------------------------------------------------------------------------------
                                                         GEORGIA FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                    SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                           (UNAUDITED)    2001        2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                   $  10.82     $   10.26    $  10.93     $  10.95     $  10.38     $  10.47
                                                        --------     ---------    --------     --------     --------     --------
Income from investment operations#@@-
  Net investment income@                                $   0.25      $   0.52    $   0.52     $   0.55     $   0.56     $   0.56
  Net realized and unrealized gain (loss) on
    investments                                             0.10          0.56       (0.67)       (0.02)        0.56        (0.10)
                                                        --------     ---------    --------     --------     --------     --------
    Total from investment operations                    $   0.35      $   1.08    $  (0.15)    $   0.53     $   1.12     $  0.46
                                                        --------     ---------    --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                            $  (0.26)     $  (0.52)   $ (0.52)     $  (0.55)    $  (0.55)    $  (0.55)
  In excess of net investment income                        --           --          --           (0.00)+++      --           --
                                                        --------     ---------    --------     --------     --------     --------
    Total distributions declared to shareholders        $  (0.26)     $  (0.52)   $  (0.52)    $  (0.55)    $  (0.55)    $  (0.55)
                                                        --------     ---------    --------     --------     --------     --------
Net asset value - end of period                         $  10.91      $  10.82    $  10.26     $  10.93     $  10.95     $  10.38
                                                        --------     ---------    --------     --------     --------     --------
Total return++                                              3.26%++      10.80%      (1.32)%       4.09%       11.02%        4.47%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                0.95%+        0.90%       0.93%        0.97%        1.03%        1.03%
  Net investment income@@                                   4.70%+        4.95%       4.98%        4.97%        5.14%        5.34%
PORTFOLIO TURNOVER                                             7%           24%         39%          35%          18%          27%
NET ASSETS AT END OF PERIOD (000 OMITTED)                $51,468       $52,236     $48,054      $56,886      $59,546      $59,843

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $   0.24      $   0.50       $ 0.50     $   0.54     $   0.55     $   0.55
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                          1.15%+        1.10%        1.11%        1.09%        1.13%        1.10%
        Net investment income@@                             4.50%+        4.75%        4.80%        4.85%        5.04%        5.27%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by less than 0.00%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
    ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                       GEORGIA FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                 SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                        (UNAUDITED)       2001         2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
----------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                    $ 10.83       $ 10.27      $ 10.93      $ 10.95      $ 10.38       $10.47
                                                         --------      -------      --------     -------      -------       ------
Income from investment operations#@@-
  Net investment income@                                 $  0.21       $  0.45      $  0.44      $  0.47      $  0.48       $ 0.47
  Net realized and unrealized gain (loss) on
    investments                                             0.10          0.55        (0.66)       (0.02)        0.56        (0.09)
                                                         --------      -------      --------     -------      -------       ------
    Total from investment operations                     $  0.31       $  1.00      $ (0.22)     $  0.45      $  1.04       $ 0.38
                                                         --------      -------      --------     -------      -------       ------
Less distributions declared to shareholders -
  From net investment income                             $ (0.22)      $ (0.44)     $ (0.44)     $ (0.47)     $ (0.47)      $(0.47)
  In excess of net investment income                         --           --           --          (0.00)+++      --           --
                                                         --------      -------      --------     -------      -------       ------
    Total distributions declared to shareholders         $ (0.22)      $ (0.44)     $ (0.44)     $ (0.47)     $ (0.47)      $(0.47)
                                                         --------      -------      --------     -------      -------       ------
Net asset value - end of period                          $ 10.92       $ 10.83      $ 10.27      $ 10.93      $ 10.95       $10.38
                                                         --------      -------      --------     -------      -------       ------
Total return                                                2.87%++       9.97%       (2.06)%       4.22%       10.19%        3.63%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                                1.70%+        1.65%        1.68%        1.72%        1.77%        1.83%
  Net investment income@@                                   3.95%+        4.25%        4.24%        4.22%        4.39%        4.53%
PORTFOLIO TURNOVER                                             7%           24%          39%          35%          18%          27%
NET ASSETS AT END OF PERIOD (000 OMITTED)                $17,596       $17,376      $14,777      $14,591      $10,871       $9,995

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                            $  0.20       $  0.43      $  0.42      $  0.45      $  0.47       $ 0.47
      RATIOS (TO AVERAGE NET ASSETS)
        Expenses##                                          1.90%+        1.85%        1.86%        1.84%        1.87%        1.90%
        Net investment income@@                             3.75%+        4.05%        4.06%        4.10%        4.29%        4.46%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the six months ended September 30, 2001 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by less than 0.00%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------
                                                     MARYLAND FUND
--------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
--------------------------------------------------------------------------------------------------------------------------
                                                      (UNAUDITED)       2001       2000         1999        1998      1997
--------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
--------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                  $  11.35    $   10.81   $   11.49   $   11.47   $   10.89   $ 11.04
                                                       --------    ---------   ---------   ---------   ---------   -------
Income from investment operations#@@-
  Net investment income@                               $   0.27    $    0.54   $    0.53   $    0.54   $    0.54   $  0.57
  Net realized and unrealized gain (loss) on
    investments                                            0.10         0.54       (0.68)       0.02        0.59     (0.16)
                                                       --------    ---------   ---------   ---------   ---------   -------
    Total from investment operations                   $   0.37    $    1.08  $    (0.15)  $    0.56   $    1.13   $  0.41
                                                       --------    ---------   ---------   ---------   ---------   -------
Less distributions declared to shareholders -
  From net investment income                           $  (0.27)   $   (0.54)  $   (0.53)  $   (0.54)  $   (0.54)  $ (0.56)
  In excess of net investment income                      --           -          --          --           (0.01)    --
                                                       --------    ---------   ---------   ---------   ---------   -------
    Total distributions declared to shareholders       $  (0.27)   $   (0.54)  $   (0.53)  $   (0.54)  $   (0.55)  $ (0.56)
                                                       --------    ---------   ---------   ---------   ---------   -------
Net asset value - end of period                        $  11.45    $   11.35   $   10.81   $   11.49   $   11.47   $ 10.89
                                                       --------    ---------   ---------   ---------   ---------   -------
Total return++                                             3.32%++     10.26%      (1.27)%      4.94%      10.57%     3.75%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                               0.97%+       0.95%       0.96%       1.03%       1.09%     1.12%
  Net investment income@@                                  4.73%+       4.96%       4.85%       4.67%       4.79%     5.21%
PORTFOLIO TURNOVER                                            4%          14%         24%         14%         21%       22%
NET ASSETS AT END OF PERIOD (000 OMITTED)              $129,174     $125,316    $114,957   $ 131,261   $ 126,018  $126,405

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                          $   0.26      $  0.52      $  0.51   $   0.53   $    0.53   $  0.57
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                         1.17%+       1.15%        1.14%      1.15%       1.19%     1.19%
        Net investment income@@                            4.53%+       4.76%        4.67%      4.55%       4.69%     5.14%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
    ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.
                                       50


----------------------------------------------------------------------------------------------------------------------------------
                                                       MARYLAND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                   SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                     (UNAUDITED)       2001          2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                  $  11.34      $ 10.81       $ 11.48      $ 11.47      $ 10.88      $ 11.03
                                                       --------     --------       -------      -------      -------      -------
Income from investment operations#@@-
  Net investment income@                               $   0.23      $  0.47       $  0.46      $  0.45      $  0.47      $  0.50
  Net realized and unrealized gain (loss) on
    investments                                            0.10         0.53         (0.67)        0.02         0.60        (0.17)
                                                       --------     --------       -------      -------      -------      -------
    Total from investment operations                   $   0.33      $  1.00       $ (0.21)     $  0.47      $  1.07      $  0.33
                                                       --------     --------       -------      -------      -------      -------
Less distributions declared to shareholders -
  From net investment income                           $  (0.23)     $ (0.47)      $ (0.46)     $ (0.46)     $ (0.47)     $ (0.48)
  In excess of net investment income                       --            --           --           --          (0.01)        --
                                                       --------     --------       -------      -------      -------      -------
    Total distributions declared to shareholders       $  (0.23)     $ (0.47)      $ (0.46)     $ (0.46)     $ (0.48)     $ (0.48)
                                                       --------     --------       -------      -------      -------      -------
Net asset value - end of period                        $  11.44      $ 11.34       $ 10.81      $ 11.48      $ 11.47      $ 10.88
                                                       --------     --------       -------      -------      -------      -------
Total return                                              2.98%++       9.46%        (1.82)%       4.18%        9.96%        3.03%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                              1.62%+        1.60%         1.61%        1.68%        1.74%        1.82%
  Net investment income@@                                 4.08%+        4.30%         4.21%        4.01%        4.12%        4.50%
PORTFOLIO TURNOVER                                           4%           14%           24%          14%          21%          22%
NET ASSETS AT END OF PERIOD (000 OMITTED)              $31,233       $28,859       $26,845      $28,902      $21,622      $17,379

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                           $ 0.22        $ 0.47       $ 0.44       $  0.45      $  0.46      $  0.49
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                        1.82%+        1.80%        1.79%         1.80%        1.84%        1.89%
        Net investment income@@                           3.88%+        4.10%        4.03%         3.89%        4.02%        4.43%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                   MASSACHUSETTS FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                    SEPTEMBER 30, 2001                     YEAR ENDED MARCH 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                         (UNAUDITED)     2001         2000         1999        1998          1997
---------------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                $    11.11    $    10.60   $    11.35   $    11.34   $    10.86    $   10.98
                                                     ----------    ----------   ----------   ----------   ----------    ---------
Income from investment operations#@@-
  Net investment income@                             $     0.26    $     0.55   $     0.57   $     0.58   $     0.58   $     0.61
  Net realized and unrealized gain (loss) on
    investments                                            0.10          0.52        (0.76)       (0.01)        0.48        (0.14)
                                                     ----------    ----------   ----------   ----------   ----------    ---------
    Total from investment operations                 $     0.36    $     1.07   $    (0.19)  $     0.57   $     1.06   $     0.47
                                                     ----------    ----------   ----------   ----------   ----------    ---------
Less distributions declared to shareholders -
  From net investment income                         $    (0.27)   $    (0.56)  $    (0.56)  $    (0.56)  $    (0.58)  $    (0.59)
  In excess of net investment income                        --           --           --           --          (0.00)+++      --
                                                     ----------    ----------   ----------   ----------   ----------    ---------
    Total distributions declared to shareholders     $    (0.27)   $    (0.56)  $    (0.56)  $    (0.56)  $    (0.58)  $    (0.59)
                                                     ----------    ----------   ----------   ----------   ----------    ---------
Net asset value - end of period                      $    11.20    $    11.11   $    10.60   $    11.35   $    11.34   $    10.86
                                                     ----------    ----------   ----------   ----------   ----------    ---------
Total return++                                            3.28%++      10.44%       (1.57)%       5.11%        9.99%        4.39%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                              0.92%+        0.92%        0.92%        1.00%        1.06%        1.12%
  Net investment income@@                                 4.74%+        5.10%        5.29%        5.08%        5.18%        5.55%
PORTFOLIO TURNOVER                                           6%           22%          35%          28%          24%          33%
NET ASSETS AT END OF PERIOD (000 OMITTED)             $217,666      $216,272     $207,228     $239,980     $237,861     $234,874

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                        $    0.25     $    0.53    $    0.55    $    0.57    $    0.57   $     0.60
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                        1.12%+        1.12%        1.10%        1.12%        1.16%        1.19%
        Net investment income@@                           4.54%+        4.90%        5.11%        4.96%        5.08%        5.48%

@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not Annualized.
   +++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
    ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                    MASSACHUSETTS FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                     SEPTEMBER 30, 2001                      YEAR ENDED MARCH 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                     (UNAUDITED)          2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS B
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
---------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                  $  11.12      $  10.60     $  11.35     $  11.35     $  10.87     $  10.99
                                                       --------      --------     --------     --------     --------     --------
Income from investment operations#@@-
  Net investment income@                               $   0.23      $   0.48     $   0.50     $   0.50     $   0.51     $   0.53
  Net realized and unrealized gain (loss) on
    investments                                            0.09          0.53        (0.76)       (0.01)        0.48        (0.13)
                                                       --------      --------     --------     --------     --------     --------
    Total from investment operations                   $   0.32      $   1.01     $  (0.26)    $   0.49     $   0.99     $   0.40
                                                       --------      --------     --------     --------     --------     --------
Less distributions declared to shareholders -
  From net investment income                           $  (0.23)     $  (0.49)    $   (0.49)   $  (0.49)    $  (0.51)    $   (0.52)
  In excess of net investment income                      --            --           --           --           (0.00)+++      --
                                                       --------      --------     --------     --------     --------     --------
    Total distributions declared to shareholders       $  (0.23)     $  (0.49)    $  (0.49)    $  (0.49)    $  (0.51)    $  (0.52)
                                                       --------      --------     --------     --------     --------     --------
Net asset value - end of period                        $  11.21      $  11.12     $  10.60     $  11.35     $  11.35     $  10.87
                                                       --------      --------     --------     --------     --------     --------
Total return                                              2.94%++       9.82%       (2.30)%       4.43%        9.25%        3.66%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@.:
  Expenses##                                              1.57%+        1.57%        1.57%        1.64%        1.71%        1.81%
  Net investment income@@                                 4.09%+        4.45%        4.64%        4.43%        4.52%        4.81%
PORTFOLIO TURNOVER                                           6%           22%          35%          28%          24%          33%
NET ASSETS AT END OF PERIOD (000 OMITTED)              $34,161       $30,057      $25,743      $25,616      $18,750      $15,204

  @   The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income@@                          $  0.22       $  0.46      $  0.48      $  0.49      $  0.50      $  0.52
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                        1.77%+        1.77%        1.75%        1.76%        1.81%        1.88%
        Net investment income@@                           3.89%+        4.25%        4.46%        4.31%        4.42%        4.74%


@@ As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended September 30, 2001 was to increase net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not Annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.


SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Alabama Municipal Bond Fund (Alabama Fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Florida Municipal Bond Fund (Florida Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a non-diversified series of MFS Municipal Series Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

INVESTMENT VALUATIONS - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

FUTURES CONTRACTS - The funds may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the funds are required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The funds' investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund trust will begin accreting market discount on debt securities effective April 1, 2001. Prior to this date, the fund trust did not accrete market discount on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund trust. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation.

FEES PAID INDIRECTLY - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At March 31, 2001, the following funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

                                    ALABAMA     ARKANSAS    CALIFORNIA       FLORIDA       GEORGIA      MARYLAND     MASSACHUSETTS
EXPIRATION DATE                        FUND         FUND          FUND          FUND          FUND          FUND              FUND
----------------------------------------------------------------------------------------------------------------------------------
March 31, 2003                     $  --      $    --       $3,034,670    $3,736,603    $    --       $    --           $   --
March 31, 2004                        --       5,966,392       403,290         --          662,131     2,378,293         1,468,435
March 31, 2005                        --         215,971       588,165     1,290,661         --        1,055,172           405,183
March 31, 2006                        --           --            --          781,761         --            --                --
March 31, 2007                        --           --            --            --            --            --              242,062
March 31, 2008                      197,883       15,757         --            --            --            --                --
March 31, 2009                        --           --        1,051,481         --          520,864       400,494             --
                                   --------   ----------    ----------    ----------    ----------    ----------        ---------
Total                              $197,883   $6,198,120    $5,077,606    $5,809,025    $1,182,995    $3,833,959        $2,115,680
                                   ========   ==========    ==========    ==========    ==========    ==========        ==========

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.


(3) Transactions with Affiliates
INVESTMENT ADVISER - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each fund, which is shown as a reduction of total expenses in the Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Each fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation for the six months ended September 30, 2001, is a net periodic pension expense for each fund, as follows:

ALABAMA          ARKANSAS         CALIFORNIA           FLORIDA           GEORGIA           MARYLAND          MASSACHUSETTS
   FUND              FUND               FUND              FUND              FUND               FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
 $2,067                --           $(1,531)            $2,988                --             $3,043                 $3,046

ADMINISTRATOR - The Trust has an administrative services agreement with MFS to provide each fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

First $2 billion                             0.0175%
Next $2.5 billion                            0.0130%
Next $2.5 billion                            0.0005%
In excess of $7 billion                      0.0000%

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received the following amounts as its portion of the sales charge on sales of Class A shares for the six months ended September 30, 2001:

ALABAMA          ARKANSAS         CALIFORNIA           FLORIDA           GEORGIA           MARYLAND          MASSACHUSETTS
   FUND              FUND               FUND              FUND              FUND               FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
$13,274           $35,287            $53,639           $14,140            $8,978            $28,075                $29,923

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. For the six months ended September 30, 2001 MFD retained the following service fees for accounts not attributable to a securities dealer:

ALABAMA          ARKANSAS         CALIFORNIA           FLORIDA           GEORGIA           MARYLAND          MASSACHUSETTS
   FUND              FUND               FUND              FUND              FUND               FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
$2,721             $1,891             $5,044               $--               $--             $7,389                $33,494

During the six months ended September 30, 2001, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class A shares on an annualized basis were as follows:

ALABAMA          ARKANSAS         CALIFORNIA           FLORIDA           GEORGIA           MARYLAND          MASSACHUSETTS
   FUND              FUND               FUND              FUND              FUND               FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
  0.25%             0.10%              0.10%             0.00%             0.25%              0.35%                  0.35%

Payments of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the trust may determine for the Alabama, Arkansas, California, Florida, and Georgia funds. Payment of the 0.25% per annum Class A service fee by the Florida Fund will commence on such date as the Trustees of the trust may determine. In the case of the Arkansas and California Funds, a portion of the service fee is currently being paid by each fund; payment of the remaining portion of the Class A service fee will become payable on such dates as the Trustees of the trust may determine.

Each fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Class B service fees during the six months ended September 30, 2001 were as follows:

ALABAMA          ARKANSAS         CALIFORNIA           FLORIDA           GEORGIA           MARYLAND          MASSACHUSETTS
   FUND              FUND               FUND              FUND              FUND               FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
   $248               $83               $822               $--               $--             $1,069                   $930

Class B Distribution fees during the six months ended September 30, 2001 were as follows:

ALABAMA          ARKANSAS         CALIFORNIA           FLORIDA           GEORGIA           MARYLAND          MASSACHUSETTS
   FUND              FUND               FUND              FUND              FUND               FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
  1.00%             0.86%              0.88%             0.80%             1.00%              1.00%                  1.00%

MFS retained no service fees with respect to California Class C shares. Fees incurred under the distribution plan for the six months ended September 30, 2001 were 1.00% of average daily net assets attributable to Class C shares of the California Fund on an annualized basis. Except in the case of the 0.25% per annum first year Class B shares service fee, payments by the Florida Fund will be suspended until such date as the Trustees of the trust may determine. In the case of the Arkansas and California funds the Class B shares service fee is 0.25% per annum for the first year and is currently 0.10% per annum on Class B shares held over one year.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended September 30, 2001, for Class A, Class B, and Class C shares, were as follows:

                 ALABAMA        ARKANSAS       CALIFORNIA         FLORIDA          GEORGIA         MARYLAND       MASSACHUSETTS
CDSC IMPOSED        FUND            FUND             FUND            FUND             FUND             FUND                FUND
-------------------------------------------------------------------------------------------------------------------------------
Class A          $   255         $   --          $     --         $    --          $24,062          $    --             $    --
Class B          $27,287         $3,808          $113,962         $65,760          $19,535          $26,403             $50,052
Class C          $    --         $   --          $  2,602         $    --          $    --          $    --             $    --

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations were as follows (000 Omitted):

                           ALABAMA       ARKANSAS      CALIFORNIA      FLORIDA         GEORGIA       MARYLAND       MASSACHUSETTS
                              FUND           FUND            FUND         FUND            FUND           FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Purchases                   $6,199         $6,360         $37,004       $7,625          $4,413        $15,528             $18,631
Sales                        4,764          4,702          27,611        7,092           6,290          6,079              15,013

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows (000 Omitted):

                           ALABAMA       ARKANSAS      CALIFORNIA      FLORIDA         GEORGIA       MARYLAND       MASSACHUSETTS
                              FUND           FUND            FUND         FUND            FUND           FUND                FUND
---------------------------------------------------------------------------------------------------------------------------------
Aggregate cost             $87,714       $117,763        $390,447      $86,872         $67,848       $147,365            $232,962
                           -------       --------        --------      -------         -------       --------            --------
Gross unrealized
appreciation               $ 5,484       $  9,779        $ 27,789      $ 5,306         $ 4,898       $ 11,371            $ 16,569
Gross unrealized
depreciation                  (107)          (166)         (3,017)        (193)            (37)          (241)             (1,139)
                           -------       --------        --------      -------         -------       --------            --------
Net unrealized
appreciation               $ 5,377       $  9,613        $ 24,772      $ 5,113         $ 4,861       $ 11,131            $ 15,430
                           =======       ========        ========      =======         -------       ========            ========

(5) Shares of Beneficial Interest
The Trust's Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

CLASS A SHARES
SIX MONTHS ENDED SEPTEMBER 30, 2001                 ALABAMA FUND                     ARKANSAS FUND                  CALIFORNIA FUND
(000 OMITTED)                            -----------------------          ------------------------          -----------------------
                                         SHARES           AMOUNT          SHARES            AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 314         $  3,306             524          $  5,295           5,273        $  30,522
Shares issued to shareholders in
  reinvestment of distributions              79              832             139             1,403             592            3,433
Shares reacquired                          (445)          (4,666)           (626)           (6,297)         (4,045)         (23,404)
                                         ------         --------          ------          --------         -------        ---------
  Net increase (decrease)                   (52)        $   (528)             37          $    401           1,820        $  10,551
                                         ======         ========          ------          --------         =======        =========

YEAR ENDED MARCH 31, 2001
(000 OMITTED)                            SHARES           AMOUNT          SHARES            AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                               1,087         $ 11,214           1,437          $ 13,872          20,086        $ 116,086
Shares issued to shareholders in
  reinvestment of distributions             165            1,681             279             2,732             779            4,390
Shares reacquired                          (774)          (7,890)         (1,552)          (15,155)         (6,111)         (36,746)
                                         ------         --------          ------          --------         -------        ---------
  Net increase                              478         $  5,005             164          $  1,449          14,754        $  83,730
                                         ======         ========          ------          --------         =======        =========

SIX MONTHS ENDED SEPTEMBER 30, 2001                 FLORIDA FUND                      GEORGIA FUND                    MARYLAND FUND
(000 OMITTED)                            -----------------------          ------------------------          -----------------------
                                         SHARES           AMOUNT          SHARES            AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 510         $  5,080             204          $  2,213             751        $   8,461
Shares issued to shareholders in
  reinvestment of distributions              64              632              62               669             146            1,654
Shares reacquired                          (454)          (4,495)           (374)           (4,024)           (656)          (7,451)
                                         ------         --------          ------          --------         -------        ---------
  Net increase (decrease)                   120         $  1,217            (108)         $ (1,142)            241        $   2,664
                                         ======         ========          ------          --------         =======        =========

YEAR ENDED MARCH 31, 2001
(000 OMITTED)                            SHARES           AMOUNT          SHARES            AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                               1,613         $ 15,729             557          $  5,918           1,222        $  13,733
Shares issued to shareholders in
  reinvestment of distributions             124            1,195             118             1,241             267            2,938
Shares reacquired                        (1,791)         (17,404)           (531)           (5,541)         (1,077)         (11,798)
                                         ------         --------          ------          --------         -------        ---------
  Net increase (decrease)                   (54)        $   (480)            144           $ 1,618             412         $  4,873
                                         ======         ========          ------          --------         =======        =========

SIX MONTHS ENDED SEPTEMBER 30, 2001                                                                              MASSACHUSETTS FUND
(000 OMITTED)                                                                                               -----------------------
                                                                                                            SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                                    872        $   9,653
Shares issued to shareholders in
  reinvestment of distributions                                                                                207            2,294
Shares reacquired                                                                                           (1,122)         (12,438)
                                                                                                           -------        ---------
  Net decrease                                                                                                 (43)       $    (491)
                                                                                                           =======        =========

YEAR ENDED MARCH 31, 2001
(000 OMITTED)                                                                                               SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                                  1,685        $  18,173
Shares issued to shareholders in
  reinvestment of distributions                                                                                444            4,780
Shares reacquired                                                                                           (2,217)         (23,829)
                                                                                                           -------        ---------
  Net decrease                                                                                                 (88)       $    (876)
                                                                                                           =======        =========

CLASS B SHARES
SIX MONTHS ENDED SEPTEMBER 30, 2001                 ALABAMA FUND                     ARKANSAS FUND                  CALIFORNIA FUND
(000 OMITTED)                            -----------------------          ------------------------          -----------------------
                                         SHARES           AMOUNT          SHARES            AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 241         $  2,524             139          $  1,417           1,989        $  11,569
Shares issued to shareholders in
  reinvestment of distributions              12              125              13               127             145              844
Shares reacquired                          (186)          (1,951)            (63)             (637)         (1,522)          (8,795)
                                         ------         --------          ------          --------         -------        ---------
  Net increase                               67         $    698              89          $    907             612        $   3,618
                                         ======         ========          ------          --------         =======        =========

YEAR ENDED MARCH 31, 2001
(000 OMITTED)                            SHARES           AMOUNT          SHARES            AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 248         $  2,568             118          $  1,167           4,577        $  26,224
Shares issued to shareholders in
  reinvestment of distributions              24              243              24               228             224            1,261
Shares reacquired                          (175)          (1,775)           (127)           (1,238)         (1,902)         (11,354)
                                         ------         --------          ------          --------         -------        ---------
  Net increase                               97         $  1,036              15          $    157           2,899        $  16,131
                                         ======         ========          ------          --------         =======        =========

SIX MONTHS ENDED SEPTEMBER 30, 2001                 FLORIDA FUND                      GEORGIA FUND                    MARYLAND FUND
(000 OMITTED)                            -----------------------          ------------------------          -----------------------
                                         SHARES           AMOUNT          SHARES            AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 271         $  2,689             183          $  1,969             350        $   3,967
Shares issued to shareholders in
  reinvestment of distributions              19              191              15               157              32              364
Shares reacquired                          (335)          (3,311)           (190)           (2,051)           (196)          (2,229)
                                         ------         --------          ------          --------         -------        ---------
  Net increase (decrease)                   (45)        $   (431)              8          $     75             186        $   2,102
                                         ======         ========          ------          --------         =======        =========

YEAR ENDED MARCH 31, 2001
(000 OMITTED)                            SHARES           AMOUNT          SHARES            AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 766         $  7,456             436          $  4,609             383        $   4,219
Shares issued to shareholders in
  reinvestment of distributions              34              333              30               322              63              690
Shares reacquired                          (518)          (4,975)           (301)           (3,208)           (385)          (4,217)
                                         ------         --------          ------          --------         -------        ---------
  Net Increase                              282         $  2,814             165          $  1,723              61        $     692
                                         ======         ========          ------          --------         =======        =========

SIX MONTHS ENDED SEPTEMBER 30, 2001                                                                              MASSACHUSETTS FUND
(000 OMITTED)                                                                                               -----------------------
                                                                                                             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                                    578        $   6,442
Shares issued to shareholders in
  reinvestment of distributions                                                                                 34              377
Shares reacquired                                                                                             (270)          (3,002)
                                                                                                           -------        ---------
  Net increase                                                                                                 342        $   3,817
                                                                                                           =======        =========

YEAR ENDED MARCH 31, 2001
(000 OMITTED)                                                                                               SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                                    677       $    7,325
Shares issued to shareholders in
  reinvestment of distributions                                                                                 63              679
Shares reacquired                                                                                             (464)          (4,996)
                                                                                                           -------        ---------
  Net Increase                                                                                                 276        $   3,008
                                                                                                           =======        =========

CLASS C SHARES                                                                                                      CALIFORNIA FUND
SIX MONTHS ENDED SEPTEMBER 30, 2001                                                                        ------------------------
(000 OMITTED)                                                                                               SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                                  3,742        $  21,530
Shares issued to shareholders in
  reinvestment of distributions                                                                                 70              409
Shares reacquired                                                                                           (3,779)         (21,756)
                                                                                                           -------        ---------
  Net increase                                                                                                  33        $     183
                                                                                                           =======        =========

YEAR ENDED MARCH 31, 2001
(000 OMITTED)                                                                                                SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                                                 11,965        $  68,456
Shares issued to shareholders in
  reinvestment of distributions                                                                                110              616
Shares reacquired                                                                                           (8,302)         (47,678)
                                                                                                           -------        ---------
  Net increase                                                                                               3,773        $  21,394
                                                                                                           =======        =========

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the funds for the six months ended September 30, 2001, ranged from $351 to $2,564.

(7) Financial Instruments
Each fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment each fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FUTURES CONTRACTS

                                                                                                                         UNREALIZED
                                                                                                                       APPRECIATION
FUND                           DESCRIPTION               EXPIRATION             CONTRACTS           POSITION         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Alabama Fund          Municipal Bond Index            December 2001                28                 Short                $ 16,000
                                                                                                                           ========
Arkansas Fund         Municipal Bond Index            December 2001                15                 Long                 $ (5,437)
                                                                                                                           ========
California Fund       Municipal Bond Index            December 2001               107                 Long                 $(15,452)
                                                                                                                           ========
Georgia Fund          Municipal Bond Index            December 2001                26                 Short                $ 14,635
                                                                                                                           ========
Maryland Fund         Municipal Bond Index            December 2001                40                 Short                $ 22,948
                                                                                                                           ========
Massachusetts Fund    Municipal Bond Index            December 2001                62                 Short                $ 35,475
                                                                                                                           ========

At September 30, 2001 the funds had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities
Each fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2001, the funds owned the following restricted securities, excluding securities issued under Rule 144A, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                                   DATE OF     SHARE/PAR
FUND              DESCRIPTION                                                  ACQUISITION        AMOUNT       COST            VALUE
------------------------------------------------------------------------------------------------------------------------------------
Alabama Fund      Guam Power Authority Rev., RITES AMBAC, 8.143s, 2013             5/20/99       500,000   $  536,360    $   573,760
                  Guam Power Authority Rev., RITES AMBAC, 7.643s, 2018             5/20/99     4,500,000    4,376,790      4,665,465
                  Puerto Rico Municipal Finance Agency, RITES, FSA,
                  8.722s, 2017                                                      1/6/00       500,000      469,080        567,140
                  Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013     9/30/99       500,000      569,030        612,250
                  Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2016     3/31/99       500,000      509,110        601,240
                                                                                                                         -----------
                                                                                                                         $ 7,019,855
                                                                                                                         ===========

Arkansas Fund     Arkansas Development Finance Authority, Local Government
                  Rev., 7.1s, 2008                                                 2/14/92       270,000   $  275,039    $   277,676
                  Commonwealth of Puerto Rico, MBIA, RITES, 9.241s, 2020           3/30/00     3,000,000    3,059,677      3,603,300
                  Commonwealth of Puerto Rico, RITES, 8.741s, 2019                 10/5/00     1,250,000    1,280,721      1,409,050
                  Puerto Rico Municipal Finance Agency, FSA, RITES, 8.722s, 2017    1/6/00       735,000      690,382        833,696
                  Puerto Rico Municipal Finance Agency, FSA, RITES, 8.722s, 2018    1/6/00     3,250,000    3,011,310      3,664,310
                                                                                                                         -----------
                                                                                                                         $ 9,788,032
                                                                                                                         ===========

California Fund   Los Angeles, CA, RITES, 8.429s, 2014                             7/20/99     5,405,000    5,651,473    $ 6,425,518
                  State of California, RITES, 7.35s, 2015                          3/10/99     5,000,000    4,922,400      5,208,100
                  State of California, RITES, 9.232s, 2017                          1/3/00     1,250,000    1,230,275      1,479,537
                  University of California Rev., RITES, MBIA, 8.179s, 2016         5/21/99     5,705,000    5,779,266      6,187,643
                  Southern California Metropolitan Water District, RITES,
                  9.35s, 2018                                                       5/7/01     5,000,000    5,819,300      6,291,500
                                                                                                                         -----------
                                                                                                                         $25,592,298
                                                                                                                         ===========

Florida Fund      Commonwealth of Puerto Rico, RITES, MBIA, 9.241s, 2019            4/6/00     1,000,000   $1,030,240    $ 1,201,100
                  State of Florida, RITES, 7.406s, 2017                            4/22/99     3,000,000    3,042,840      3,064,200
                                                                                                                         -----------
                                                                                                                         $ 4,265,300
                                                                                                                         ===========

Georgia Fund      Atlanta, GA, Water & Wastewater Rev., RITES, FGIC, 8.623s, 2016   4/9/99     4,000,000   $4,601,957    $ 4,805,400
                  Puerto Rico Municipal Finance Agency, RITES, FSA, 9.988s, 2016    1/6/00       500,000      517,639        637,395
                                                                                                                         -----------
                                                                                                                         $ 5,442,795
                                                                                                                         ===========

Maryland Fund     Guam Power Authority Rev., RITES, AMBAC, 8.143s, 2015            5/20/99     1,680,000   $1,760,908      1,876,224
                  Puerto Rico Electric Power Authority, Power Rev., RITES,
                  FSA, 8.192s, 2015                                                9/16/99     1,400,000    1,367,100      1,543,668
                  Puerto Rico Municipal Finance Agency, RITES, FSA, 8.722s, 2019    1/6/00     1,000,000      905,080      1,117,980
                  Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2013     9/30/99       500,000      509,110        612,250
                  Puerto Rico Public Finance Corp., RITES, AMBAC, 8.472s, 2016     3/31/99     1,520,000    1,729,851      1,827,770
                                                                                                                         -----------
                                                                                                                         $ 6,977,892
                                                                                                                         ===========

Massachusetts
Fund              Dudley-Charlton, MA, Regional School District, RITES,
                  FGIC, 8.271s, 2015                                               4/28/99     1,365,000   $1,501,581    $ 1,575,497
                  Dudley-Charlton, MA, Regional School District, RITES,
                  FGIC, 8.271s, 2016                                               4/28/99     1,430,000    1,558,414      1,623,822
                  Dudley-Charlton, MA, Regional School District, RITES,
                  FGIC, 8.271s, 2019                                               4/28/99     1,565,000    1,687,883      1,740,327
                  Massachusetts Water Resources Authority, RITES,
                  FGIC, 10.722s, 2018                                              3/23/00     4,010,000    4,742,707      5,611,955
                  Massachusetts Bay Transportation Authority, RITES,
                  Pennsylvania 675A, 10.191s, 2016                                 4/19/00     4,835,000    5,484,533      6,467,586
                  Plymouth County, MA, Correctional Facilities, AMBAC,
                  5.125s, 2018                                                      3/5/99     3,000,000    2,988,097      3,033,360
                  Puerto Rico Public Finance Corp., RITES, AMBAC, 8.738s,
                  2016                                                             3/31/99     2,500,000    2,845,150      3,006,200
                                                                                                                         -----------
                                                                                                                         $23,058,747
                                                                                                                         ===========


At September 30, 2001, restricted securities constituted the following percentages of each fund's net assets:

ALABAMA          ARKANSAS         CALIFORNIA           FLORIDA           GEORGIA           MARYLAND          MASSACHUSETTS
   FUND              FUND               FUND              FUND              FUND               FUND                   FUND
--------------------------------------------------------------------------------------------------------------------------
  7.4%               7.7%               6.0%              4.6%              7.9%               4.4%                   9.2%

(9) Change in Accounting Principle
As required, effective April 1, 2001, the funds adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to April 1, 2001, the funds did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the funds, but resulted in an increase in cost of securities and a corresponding decrease in net unrealized (appreciation) (depreciation), based on securities held by the funds on September 30, 2001.

                      ID COST:             UNREALIZED APPRECIATION (DEPRECIATION):
----------------------------------------------------------------------------------
Alabama Fund          $ 44,711                                           $ (44,711)
Arkansas Fund          103,806                                            (103,806)
California Fund        107,222                                            (107,222)
Florida Fund            36,382                                             (36,382)
Georgia Fund             2,101                                              (2,101)
Maryland Fund          109,186                                            (109,186)
Massachusetts Fund     265,742                                            (265,742)

The effect of this change for the six months ended September 30, 2001 was to increase (decrease) net investment income, increase net unrealized appreciation and increase (decrease) net realized (gains) (losses). The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

  NET INVESTMENT INCOME:               UNREALIZED APPRECIATION (DEPRECIATION):             REALIZED GAIN (LOSS):
----------------------------------------------------------------------------------------------------------------
Alabama Fund       $ 5,486                                           $ (5,477)                            $   (9)
Arkansas Fund       11,540                                            (11,540)                                --
California Fund     16,429                                            (15,086)                            (1,343)
Florida Fund        21,486                                            (21,507)                                21
Georgia Fund          (252)                                               377                               (125)
Maryland Fund       11,673                                            (11,716)                                43
Massachusetts Fund  29,409                                            (29,126)                              (283)

                              AVOID A PAPER JAM --
                              SIGN UP FOR eDELIVERY

Reduce the piles of paper in your home while keeping up with the latest developments in your investment portfolio. With MFS' eDelivery service, you can receive e-mail notification whenever your latest MFS fund prospectuses, prospectus supplements, and shareholder reports are available.

These e-mails will contain links that will allow you to immediately download a file of the new report or prospectus, which can then be printed or simply reviewed right from your computer screen. The best part? Once you sign up for eDelivery, printed versions of these pieces will no longer be mailed to your home.

MFS eDelivery is available to shareholders who use MFS(R) Access*, the service that lets shareholders review their account information and request transactions online.

To sign up for eDelivery, visit MFS Account Access at www.mfs.com.


*MFS Access cannot be used for certain retirement plans. Account access to MFS-sponsored 401(k) plans, profit sharing plans, money purchase pension plans, and 403(b) plans is available through MFS(R) Retirement Access.

                       WANT TO GIVE A GIFT THAT WON'T GET
                          LOST, BROKEN, OR FORGOTTEN?

                                   [GRAPHIC]

THEN CONSIDER GIVING SHARES OF A MUTUAL FUND.

Mutual fund shares make a unique gift to celebrate a birthday, graduation, wedding, retirement, or any other special occassion. MFS offers a special kit for those who wish to give shares of an MFS mutual fund.

WHAT'S IN THE KIT

- a certificate you can send to the recipient to commemorate your gift

- the paperwork you must complete to purchase shares, open an account, or transfer shares on the recipient's behalf

- an MFS "ABCs of Investing" brochure that examines the potential benefits of gifting -- for the recipient and the giver

HOW TO OBTAIN THE KIT

- Contact your investment professional, or

- Call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. ET


For a prospectus on any MFS product, call your investment professional or MFS.

MFS FAMILY OF FUNDS(R)

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class(1). The objective of the fund you choose should correspond to your financial needs and goals. For assistance in determining financial needs and goals, you should consult an investment professional.

                     HIGHER RISK / HIGHER REWARD POTENTIAL

BOND FUNDS

MFS(R) High Yield Opportunities Fund
MFS(R) High Income Fund
MFS(R) Municipal High Income Fund
MFS(R) Strategic Income Fund
MFS(R) Municipal State Funds
AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV
MFS(R) Municipal Income Fund
MFS(R) Bond Fund
MFS(R) Research Bond Fund
MFS(R) Municipal Bond Fund
MFS(R) Government Securities Fund
MFS(R) Government Mortgage Fund
MFS(R) Municipal Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Government Limited Maturity Fund

STOCK FUNDS

MFS(R) Technology Fund
MFS(R) Emerging Markets Equity Fund
MFS(R) Global Telecommunications Fund
MFS(R) International New Discovery Fund
MFS(R) Managed Sectors Fund
MFS(R) New Discovery Fund(2)
MFS(R) Emerging Growth Fund
MFS(R) Mid Cap Growth Fund
MFS(R) International Growth Fund
MFS(R) Research International Fund
MFS(R) Global Growth Fund
MFS(R) Strategic Growth Fund
MFS(R) Core Growth Fund
MFS(R) Research Fund
MFS(R) International Investors Trust(3)
MFS(R) Global Equity Fund
MFS(R) Capital Opportunities Fund
Massachusetts Investors Growth Stock Fund
MFS(R) Growth Opportunities Fund
MFS(R) Large Cap Growth Fund
MFS(R) Union Standard(R) Equity Fund
MFS(R) Research Growth and Income Fund
Massachusetts Investors Trust
MFS(R) Strategic Value Fund
MFS(R) Value Fund(4)
MFS(R) Utilities Fund
MFS(R) Global Total Return Fund
MFS(R) Total Return Fund
MFS(R) Global Asset Allocation Fund

                      LOWER RISK / LOWER REWARD POTENTIAL

(1) For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.

(2) Effective April 14, 2000, the fund is no longer available for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a) or 403(b), or 529 of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

(3) Prior to January 1, 2001, MFS(R) International Investors Trust was known as MFS(R) International Growth and Income Fund.

(4) Prior to January 1, 2001, MFS(R) Value Fund was known as MFS(R) Equity Income Fund.

MFS(R) MUNICIPAL SERIES TRUST

TRUSTEES
MARSHALL N. COHAN+ - Private Investor

LAWRENCE H. COHN, M.D.+ - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

THE HON. SIR J. DAVID GIBBONS, KBE+ - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Colonial Insurance Company, Ltd.

ABBY M. O'NEILL+ - Private Investor

WALTER E. ROBB, III+ - Principal, Robb Associates (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services)

ARNOLD D. SCOTT* - Senior Executive Vice President and Director MFS Investment Management

JEFFREY L. SHAMES* - Chairman and Chief Executive Officer, MFS Investment Management

J. DALE SHERRATT+ - President, Insight Resources, Inc. (acquisition planning specialist)

WARD SMITH+ - Private Investor


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741


DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741


CHAIRMAN AND PRESIDENT
JEFFREY L. SHAMES*


PORTFOLIO MANAGERS
MICHAEL L. DAWSON*
GEOFFREY L. SCHECHTER*


TREASURER
JAMES O. YOST*


ASSISTANT TREASURERS
MARK E. BRADLEY*
ROBERT R. FLAHERTY*
ELLEN MOYNIHAN*


SECRETARY
STEPHEN E. CAVAN*


ASSISTANT SECRETARY
JAMES R. BORDEWICK, JR.*


CUSTODIAN
State Street Bank and Trust Company


INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an Information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, exchanges, or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.


WORLD WIDE WEB
www.mfs.com









+Independent Trustee
*MFS Investment Management

MFS(R) MUNICIPAL SERIES TRUST


MFS(R) Alabama Municipal Bond Fund
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond Fund
MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond Fund
MFS(R) Massachusetts Municipal Bond Fund



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                                                                    U.S. POSTAGE
                                                                        PAID
                                                                        MFS


[LOGO] MFS
INVESTMENT MANAGEMENT



      500 BOYLSTON STREET
      BOSTON, MA 02116-3741



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(C)2001 MFS Investment Management.(R)
MFS(R)investment products are offered through MFS Fund
Distributors, Inc., 500 Boylston Street, Boston, MA  02116.
                                                                MST-3A-11/01/52M